UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21835

Name of Fund: BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2013

Municipal Market Conditions

Toward the end of 2012, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and uncertainty around the Presidential election and fiscal policy decisions highlighted the appeal of the relatively stable asset class. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

S&P Municipal Bond Index Total Returns as of October 31, 2013 6 months: (3.63)% 12 months: (1.69)%
However, market conditions turned less favorable in May when the US Federal Reserve alluded to the possible scaling back of its bond-buying stimulus program. Municipal bond funds saw strong outflows in the last six months of the period, resulting in net outflows of approximately $38 billion for the 12-month period as a whole (based on data from the Investment Company Institute). Further signals from the Fed suggesting a retrenchment of asset purchases led to rising interest rates and waning demand in June. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through period end. However, from a historical perspective, total new issuance for the 12 months ended October 31, 2013 remained relatively strong at $345 billion (down modestly from the $378 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 50%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 19% year-over-year.

A Closer Look at Yields

From October 31, 2012 to October 31, 2013, muni yields increased by 122 basis points (“bps”) from 2.82% to 4.04% on AAA-rated 30-year municipal bonds, while increasing 72 bps from 1.72% to 2.44% on 10-year bonds and rising another 39 bps from 0.67% to 1.06% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 118 bps and the spread between 2- and 10-year maturities widened by 68 bps.

During the same time period, US Treasury rates rose by 78 bps on 30-year and 87 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, moderate outperformance versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments. As higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities are not as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts, except for BTA, issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less its total accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets, while each Trust with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of October 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BKN	38%
BTA	35%
BKK	26%
BFK	40%
BPS	38%
BSD	40%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	5

Trust Summary as of October 31, 2013	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (8.15)% based on market price and (9.63)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Concentrated exposure on the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. The Trust’s holdings of zero-coupon bonds, which have longer durations for their respective maturities, hurt returns for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2013 ($14.30)[1]	6.71%
Tax Equivalent Yield[2]	11.86%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2013[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Investment Quality Municipal Trust Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$14.30	$16.11	(11.24)%	$16.24	$12.99
Net Asset Value	$14.28	$16.35	(12.66)%	$16.41	$13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	27%	27%
County/City/Special District/School District	18	20
Transportation	13	12
Utilities	12	11
Education	10	11
State	10	11
Corporate	6	4
Tobacco	2	2
Housing	2	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	3%	3%
AA/Aa	35	35
A	41	36
BBB/Baa	12	17
BB/Ba	2	2
Not Rated[2]	7	7
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $12,935,137, representing 3%, and $18,641,489, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	4%
2014	4
2015	5
2016	5
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	7

Trust Summary as of October 31, 2013	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (14.01)% based on market price and (8.78)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2013 ($10.38)[1]	7.17%
Tax Equivalent Yield[2]	12.67%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of October 31, 2013[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$10.38	$12.50	(16.96)%	$12.55	$9.86
Net Asset Value	$11.32	$12.85	(11.91)%	$12.88	$10.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	27%	17%
Transportation	17	16
Education	16	19
Utilities	15	17
County/City/Special District/School District	8	14
State	6	7
Corporate	6	4
Housing	3	3
Tobacco	2	3

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	19%	21%
AA/Aa	44	48
A	20	17
BBB/Baa	7	7
BB/Ba	3	1
B	1	1
Not Rated[2]	6	5
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $1,092,462 and $1,277,033, each representing less than 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	2
2015	8
2016	17
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	9

Trust Summary as of October 31, 2013	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (0.73)% based on market price and (2.52)% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (8.41)% based on market price and (5.21)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2013 ($16.14)[1]	4.63%
Tax Equivalent Yield[2]	8.18%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of October 31, 2013[4]	26%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$16.14	$16.64	(3.00)%	$17.08	$15.75
Net Asset Value	$16.05	$16.85	(4.75)%	$16.87	$15.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	19%	16%
State	17	14
Utilities	14	15
Corporate	14	12
Health	10	14
County/City/Special District/School District	10	13
Education	7	5
Housing	5	5
Tobacco	4	6

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	11%	11%
AA/Aa	20	23
A	43	37
BBB/Baa	18	18
BB/Ba	1	1
Not Rated[2]	7	10
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $5,031,665, representing 1%, and $19,936,315, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	10%
2014	5
2015	4
2016	10
2017	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	11

Trust Summary as of October 31, 2013	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (10.87)% based on market price and (10.73)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Trust began the period trading at neither a premium to NAV nor a discount and moved to discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2013 ($13.26)[1]	6.80%
Tax Equivalent Yield[2]	12.01%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of October 31, 2013[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$13.26	$15.40	(13.90)%	$15.58	$12.13
Net Asset Value	$13.28	$15.40	(13.77)%	$15.44	$12.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	22%	22%
Health	17	19
Utilities	17	15
County/City/Special District/School District	11	11
Corporate	10	9
State	9	12
Education	8	7
Tobacco	4	3
Housing	2	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	10%	10%
AA/Aa	35	35
A	29	27
BBB/Baa	14	17
BB/Ba	3	1
B	2	2
Not Rated[2]	7	8
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $12,804,330, representing 1%, and $31,712,268, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	7%
2014	2
2015	2
2016	7
2017	4
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	13

Trust Summary as of October 31, 2013	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (18.59)% based on market price and (10.65)% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of (13.66)% based on market price and (8.29)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy.
•	Short positions in US Treasury futures contracts, as a hedge against rising interest rates, had a positive impact on the Trust’s performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2013 ($11.86)[1]	6.58%
Tax Equivalent Yield[2]	11.99%
Current Monthly Distribution per Common Share[3]	$0.065
Current Annualized Distribution per Common Share[3]	$0.780
Economic Leverage as of October 31, 2013[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Pennsylvania Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$11.86	$15.04	(21.14)%	$15.69	$11.13
Net Asset Value	$13.37	$15.45	(13.46)%	$15.51	$12.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Health	27%	29%
Education	18	16
State	16	17
Transportation	13	13
Housing	10	10
County/City/Special District/School District	10	7
Corporate	4	3
Utilities	2	5

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	2%	1%
AA/Aa	64	62
A	25	27
BBB/Baa	8	8
Not Rated[2]	1	2
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $527,561 and $561,020, each representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	—
2014	2%
2015	3
2016	5
2017	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	15

Trust Summary as of October 31, 2013	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

•	For the six-month period ended October 31, 2013, the Trust returned (13.59)% based on market price and (10.73)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (13.60)% based on market price and (9.18)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As tax-exempt municipal rates increased over the six-month period, the Trust’s duration exposure (sensitivity to interest rate movements) had a negative impact on performance. (Bond prices fall when rates rise.) Exposure to bonds with long maturities was detrimental as rates increased more in the long-end than in the short-end of the curve. Leverage on the Trust’s assets amplified the negative effect of rising rates on the Trust’s performance. Holdings of bonds rated low-quality investment grade and non-investment grade posted significant losses. The Trust’s modest exposure to Puerto Rico Sales Tax Revenue Bonds also detracted from results as credit spreads on most of Puerto Rico’s debt widened materially during the period due to investors’ lack of confidence and a weak local economy. Modest exposure to tobacco bonds was another notable source of negative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2013 ($12.49)[1]	7.11%
Tax Equivalent Yield[2]	12.56%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of October 31, 2013[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/13	4/30/13	Change	High	Low
Market Price	$12.49	$14.97	(16.57)%	$15.08	$11.66
Net Asset Value	$13.17	$15.28	(13.81)%	$15.33	$12.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	10/31/13	4/30/13
Transportation	23%	23%
Health	21	22
Utilities	14	12
County/City/Special District/School District	11	11
State	10	13
Education	10	9
Corporate	8	8
Tobacco	3	2

Credit Quality Allocation[1]	10/31/13	4/30/13
AAA/Aaa	13%	13%
AA/Aa	34	37
A	29	24
BBB/Baa	11	16
BB/Ba	4	2
B	2	1
Not Rated[2]	7	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2013 and April 30, 2013, the market value of these securities was $4,360,833 and $5,654,223, each representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	2
2015	3
2016	5
2017	1
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	17

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 2.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$1,958,746
6.00%, 6/01/39	500	561,245
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	3,050	2,951,241
		5,471,232
Arizona — 7.9%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	541,329
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,024,780
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	1,375	1,401,152
County of Pinal Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	3,788,175
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,045,133
5.00%, 12/01/37	4,585	4,603,982
San Luis Facility Development Corp., RB, Senior Lien Project, Regional Detention Center Project:
6.25%, 5/01/15	210	204,845
7.00%, 5/01/20	490	445,415
7.25%, 5/01/27	980	787,606
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	1,100	1,155,044
University Medical Center Corp. Arizona, RB, 6.50%, 7/01/39	750	807,150
University Medical Center Corp. Arizona, Refunding RB, 6.00%, 7/01/39	1,600	1,657,440
		19,462,051
California — 24.5%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 12.13%, 6/01/55 (a)	7,090	52,962
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,617,170
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (b)	1,500	1,161,405
City of Manteca California, Refunding RB, Sewer System, 4.00%, 12/01/33	1,000	957,290
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,179,910
Dinuba California Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	265,520
5.75%, 8/01/33	535	567,672

Municipal Bonds	Par (000)	Value
California (concluded)
Foothill-Eastern Transportation Corridor Agency, Refunding RB:
5.75%, 1/15/40	$3,495	$3,402,452
CAB, 5.88%, 1/15/28	7,000	7,034,440
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (b)	2,475	1,690,202
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 5.85%, 8/01/38 (a)	12,000	2,893,920
Palomar Community College District, GO, CAB, Election of 2006, Series B:
5.19%, 8/01/30 (a)	2,270	962,276
5.85%, 8/01/33 (a)	4,250	1,361,403
0.00%, 8/01/39 (b)	3,000	1,620,600
Sacramento County California, ARB, Senior Series A, 5.00%, 7/01/41	2,100	2,121,924
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (b)	4,200	3,272,808
San Jose California Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,581,498
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,000	2,061,100
(NPFGC), 5.00%, 6/01/37	5,000	5,134,950
State of California, GO, Various Purpose:
5.75%, 4/01/31	3,000	3,352,290
6.00%, 3/01/33	2,270	2,654,334
6.50%, 4/01/33	2,900	3,453,378
5.50%, 3/01/40	3,650	3,955,542
(CIFG), 5.00%, 3/01/33	4,485	4,647,133
		60,002,179
Colorado — 0.3%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	801,615
Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,000	1,004,360
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	963,224
		1,967,584
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,800	1,851,174
Florida — 12.4%
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT, Series A, 7.13%, 4/01/30	3,700	3,710,471

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guarantee Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	CAB	Capital Appreciation Bonds	ISD	Independent School District
	CIFG	CDC IXIS Financial Guaranty	LOC	Letter of Credit
	COP	Certificates of Participation	M/F	Multi-Family
	EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
	EDC	Economic Development Corp.	PILOT	Payment in Lieu of Taxes
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	GARB	General Airport Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	SAN	State Aid Notes
	HDA	Housing Development Authority	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	$3,000	$3,085,530
County of Miami-Dade, RB (a):
CAB, Sub-Series A (NPFGC), 5.51%, 10/01/32	4,225	1,511,071
CAB, Sub-Series A (NPFGC), 5.55%, 10/01/33	4,000	1,344,440
CAB, Sub-Series A (NPFGC), 5.59%, 10/01/34	4,580	1,445,585
CAB, Sub-Series A (NPFGC), 5.62%, 10/01/35	5,000	1,483,950
CAB, Subordinate Special Obligation, 5.80%, 10/01/32	5,000	1,695,350
CAB, Subordinate Special Obligation, 5.85%, 10/01/33	15,375	4,876,028
Series B, AMT, 6.00%, 10/01/32	3,000	3,172,050
Orange County Florida Tourist Development Tax Revenue, Refunding RB, 4.75%, 10/01/32	5,000	5,018,700
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	195,030
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,405	2,796,867
		30,335,072
Georgia — 0.6%
Milledgeville & Baldwin County Development Authority, RB, Georgia College & State University Foundation, 6.00%, 9/01/14 (c)	1,500	1,587,675
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	602,130
Idaho — 1.2%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,836,725
Illinois — 11.9%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,016,410
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (d)	5,000	6,392,800
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	6,000	5,390,760
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A, 5.50%, 8/15/14 (c)	3,000	3,125,700
Rush University Medical Center, Series C, 6.63%, 11/01/39	1,200	1,330,416
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	303,559
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,610,988
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,550,340
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,511,980
6.00%, 6/01/28	1,700	1,822,740
		29,055,693
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/26	1,350	1,314,185
Iowa — 1.6%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,401,585
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	1,008,657
6.00%, 9/01/39	1,500	1,559,700
		3,969,942

Municipal Bonds	Par (000)	Value
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	$1,155	$1,211,075
Kentucky — 4.5%
Kentucky Economic Development Finance Authority, RB, 5.38%, 1/01/40 (e)	2,750	2,776,537
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 4.26%, 10/01/23 (a)	8,500	5,597,335
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (c)	2,250	2,733,975
		11,107,847
Louisiana — 2.3%
Lafayette Public Trust Financing Authority, Refunding RB, Ragin’ Cajun Facilities, Inc. Project (AGM), 3.75%, 10/01/32	530	477,710
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	395	335,853
Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	1,565	1,685,004
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	640,266
Cleco Power LLC Project, Series B, 4.25%, 12/01/38	2,100	1,867,950
Terrebonne Levee & Conservation District, RB, Sales Tax, 4.25%, 7/01/32	575	558,164
		5,564,947
Maryland — 2.0%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	895	931,283
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	4,100	4,012,916
		4,944,199
Michigan — 4.9%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,124,150
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,250	4,650,923
Michigan Technological University, Refunding RB, General, Series A, 4.00%, 10/01/30	1,930	1,827,459
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	2,750	3,307,920
		11,910,452
Minnesota — 1.5%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,579,018
University of Minnesota, RB, Biomedical Science Research Facilities, Series C:
4.00%, 8/01/31	520	514,706
4.13%, 8/01/32	480	480,182
		3,573,906
Mississippi — 3.5%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	586,476
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	1,957,483
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,817,672

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	$3,150	$3,319,564
		8,681,195
Missouri — 2.8%
Missouri Development Finance Board, RB:
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,352,646
St. Joseph Sewage System Improvements, Series E, 5.25%, 5/01/31	620	626,113
Missouri Development Finance Board, Refunding RB, Electric System Projects, Series F, 4.00%, 6/01/32	2,000	1,827,700
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	524,725
Heartland Regional Medical Center, 4.13%, 2/15/43	1,530	1,291,014
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,205,616
		6,827,814
Montana — 0.3%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	700	701,813
Nebraska — 3.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	879,777
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	3,300	3,023,988
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,706,366
5.00%, 1/01/33	750	784,215
5.00%, 1/01/34	600	624,438
		8,018,784
Nevada — 0.4%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,103,510
New Jersey — 5.0%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	105,504
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (c)	3,000	3,104,250
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,335	1,226,918
Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38	670	711,493
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (c):
7.13%, 6/01/19	950	1,236,966
7.50%, 6/01/19	1,225	1,619,572
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health, Series A:
4.63%, 7/01/23	770	810,564
5.00%, 7/01/25	500	531,020
5.63%, 7/01/37	2,560	2,634,394
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	400	407,188
		12,387,869
New Mexico — 0.3%
New Mexico State University, Refunding RB, Series A, 3.50%, 4/01/33	780	667,454

Municipal Bonds	Par (000)	Value
New York — 7.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (f)(g)	$725	$123,265
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	659,196
5.00%, 8/01/35	2,380	2,526,989
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	1,600	1,638,128
Hudson New York Yards Infrastructure Corp., RB, Series A:
(AGM), 5.00%, 2/15/47	1,250	1,260,625
(NPFGC), 5.00%, 2/15/47	500	500,735
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,676,663
New York City Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (h)	2,600	2,817,646
New York City Industrial Development Agency, RB, PILOT Queens Baseball Stadium:
(AGC), 6.50%, 1/01/46	300	327,075
(AMBAC), 5.00%, 1/01/39	1,900	1,643,671
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,324,212
New York State Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,195	1,233,945
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	600	528,822
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	1,420	1,203,890
		18,464,862
North Carolina — 3.9%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,012,375
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	5,600	4,567,864
Southeastern Regional Medical Center, 5.00%, 6/01/32	985	999,381
University Health System, Series D, 6.25%, 12/01/33	1,750	1,961,383
		9,541,003
North Dakota — 1.1%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	600	501,198
City of Grand Forks North Dakota, Refunding RB, Altru Health System Obligated Group, 5.00%, 12/01/32	2,120	2,124,092
		2,625,290
Oklahoma — 0.5%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,500	1,325,460
Oregon — 2.6%
City of Madras Oregon, GO, Refunding, 4.00%, 2/15/33	600	514,908
County of Clackamas Housing Authority, HRB, M/F, Easton Ridge Apartments Project, Series A:
3.50%, 9/01/33	760	630,200
4.00%, 9/01/43	660	564,577
4.00%, 9/01/49	825	681,458

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Oregon (concluded)
County of Klamath School District, GO, 4.00%, 6/15/33	$630	$618,206
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,365,475
Oregon Health & Science University, Refunding RB:
Series A, 3.00%, 7/01/24	900	878,256
Series E, 5.00%, 7/01/32	500	526,180
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	502,565
		6,281,825
Pennsylvania — 2.7%
County of Allegheny Pennsylvania IDA, Refunding RB, US Steel Corp. Project, 6.55%, 12/01/27	2,535	2,600,276
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,640	3,752,658
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 3.96%, 10/01/31 (a)(d)	500	247,655
		6,600,589
Rhode Island — 2.7%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue, Series C, 4.00%, 5/15/33	1,850	1,822,324
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,335,490
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,420,227
		6,578,041
South Carolina — 1.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AMBAC), 5.15%, 7/01/37	3,540	3,681,317
Tennessee — 2.6%
Chattanooga Health Educational & Housing Facility Board, RB, 5.25%, 1/01/40 (e)	2,945	2,953,275
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,162,536
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,210,852
5.38%, 11/01/28	1,000	1,063,930
		6,390,593
Texas — 12.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,370	2,473,285
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,445,388
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	345	326,774
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (c):
7.13%, 12/01/18	1,000	1,294,650
7.25%, 12/01/18	2,650	3,447,146
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 6.46%, 11/15/38 (a)	5,000	1,017,650
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,545	1,518,735
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
5.01%, 9/15/36	7,640	2,461,150
5.15%, 9/15/38	16,780	4,737,329
Midland County Fresh Water Supply District No. 1, Refunding RB, City of Midland Project, 3.38%, 9/15/32	2,425	2,098,328

Municipal Bonds	Par (000)	Value
Texas (concluded)
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	$1,140	$1,233,731
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,274,200
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.05%, 8/15/31 (a)	15,000	5,195,550
		31,523,916
Vermont — 2.8%
University of Vermont & State Agricultural College, Refunding RB, Series A, 4.00%, 10/01/38	1,800	1,610,262
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	1,495	1,478,406
Vermont Educational & Health Buildings Financing Agency, Refunding RB, 5.00%, 12/01/34	3,640	3,678,438
		6,767,106
Virginia — 1.7%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	2,800	2,303,000
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,755	1,817,145
		4,120,145
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,250,381
West Virginia — 1.2%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	3,000	3,047,850
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	1,800	1,939,518
Total Municipal Bonds — 141.6%		347,096,018

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,283,600
Massachusetts — 1.3%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,070	3,211,742
New Jersey — 1.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	2,861	3,007,035
New York — 9.2%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (j)	1,750	1,853,610
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	767,265
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Second General Resolution, Series CC, 5.00%, 6/15/47	4,000	4,153,640
Second General Resolution, Series FF-2, 5.50%, 6/15/40	810	867,099

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (l)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System (concluded):
Series A, 4.75%, 6/15/30	$4,000	$4,182,920
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,500	4,696,155
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	3,359	3,530,335
New York State Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,542,711
		22,593,735
Ohio — 1.8%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,747,621
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,692,144
		4,439,765
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7%		38,535,877
Total Long-Term Investments (Cost — $376,908,214) — 157.3%		385,631,895

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	11,390,265	$11,390,265
Total Short-Term Securities (Cost — $11,390,265) — 4.7%		11,390,265
Total Investments (Cost — $388,298,479) — 162.0%		397,022,160
Liabilities in Excess of Other Assets — (1.7)%		(4,226,985)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9%)		(21,803,284)
VMTP Shares, at Liquidation Value — (51.4%)		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$245,091,891

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal or US Treasury obligations.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
D. A. Davidson & Co.	$145,407	$1,685
JP Morgan Chase Bank	$706,755	$6,038
Merrill Lynch, Pierce, Fenner & Smith Inc.	$1,303,653	$15,103
Morgan Stanley & Co. Inc.	$3,573,997	$35,108

(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Variable rate security. Rate shown is as of report date.
(i)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires from February 15, 2019 to June 15, 2019, is $3,149,396.

(k)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	4,475,537	6,914,728	11,390,265	$789

(l)	Represents the current yield as of report date.
•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(100)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$12,735,938	$(7,922)

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$385,631,895	—	$385,631,895
Short-Term Securities	$11,390,265	—	—	11,390,265
Total	$11,390,265	$385,631,895	—	$397,022,160
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(7,922)	—	—	$(7,922)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$115,415	—	—	$115,415
Cash pledged for financial futures contracts	177,000	—	—	177,000
Liabilities:
TOB trust certificates	—	$(21,799,254)	—	(21,799,254)
VMTP Shares	—	(125,900,000)	—	(125,900,000)
Total	$292,415	$(147,699,254)	—	$(147,406,839)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	23

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.3%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$511,333
Arizona — 1.0%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,590	1,596,583
California — 7.1%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	428,008
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,199,474
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	680	741,112
St. Joseph Health System, 5.00%, 7/01/33	435	448,085
California HFA, RB, S/F, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	320	328,874
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	360	317,671
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	440	390,746
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	400	460,544
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	250	224,818
5.00%, 5/15/47	125	110,233
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	270	288,182
5.00%, 5/15/40	2,045	2,084,918
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	375	396,007
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 5.59%, 8/01/38 (a)	3,725	951,737
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,381,640
		10,752,049
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	315	293,120
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	415	437,414
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,076,196
		1,806,730
Delaware — 1.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	750	771,322
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	940	891,308
		1,662,630
District of Columbia — 3.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	539,511
7.50%, 1/01/39	500	484,025
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	270,416
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	751,132

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset Backed, 6.25%, 5/15/24	$2,675	$2,688,295
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.25%, 10/01/44	1,000	1,012,620
5.00%, 10/01/39	170	170,252
		5,916,251
Florida — 4.4%
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	765	781,134
Series B, 5.00%, 7/01/42	640	647,136
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,080	1,187,557
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,330	1,092,462
Tolomato Community Development District, Refunding, Special Assessment Bonds, CAB:
Series A-1, 6.65%, 5/01/40	355	347,478
Series A-2, 7.14%, 5/01/39 (b)	95	69,961
Series A-3, 7.55%, 5/01/40 (b)	225	135,086
Series A-4, 8.02%, 5/01/40 (b)	120	53,352
Tolomato Community Development District, Special Assessment Bonds (c)(d):
Series 1, 6.65%, 5/01/40	15	14,603
Series 2, 6.65%, 5/01/40	815	450,939
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	880	799,999
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	1,755	1,129,167
		6,708,877
Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	207,254
Illinois — 8.4%
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series A, 5.75%, 1/01/39	2,500	2,603,950
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,570	1,474,936
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	280	292,256
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	365,908
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, Water Project, 5.00%, 11/01/42	2,000	1,978,860
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	367,388
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	1,888,819
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	335	336,755
Central Dupage Health, Series B, 5.50%, 11/01/39	550	580,674
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	816,728
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,095	1,075,881
Series B-2, 5.00%, 6/15/50	600	576,618
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	180	197,930
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	222,488
		12,779,191

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana — 3.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	$400	$374,000
4.00%, 2/01/38	645	586,124
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	142,787
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	458,115
Sisters of St. Francis Health, 5.25%, 11/01/39	290	295,977
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	1,285	1,330,361
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	340	331,429
Parkview Health System, 5.75%, 5/01/31	600	635,586
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	388,738
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	140	146,185
5.00%, 1/15/40	445	459,894
		5,149,196
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	340	329,589
5.50%, 12/01/22	830	793,388
5.25%, 12/01/25	660	602,468
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	885	917,515
		2,642,960
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (e)	440	437,958
Louisiana — 3.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects:
6.75%, 11/01/32	2,000	2,130,700
Series A-1, 6.50%, 11/01/35	1,135	1,222,032
Terrebonne Levee & Conservation District, RB, Sales Tax, 4.25%, 7/01/32	85	82,511
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	356,720
5.25%, 5/15/31	300	298,293
5.25%, 5/15/32	380	375,999
5.25%, 5/15/33	415	409,007
5.25%, 5/15/35	945	927,054
		5,802,316
Maine — 0.9%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,020,770
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	310	323,491
		1,344,261
Maryland — 2.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	982,280
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,040,540

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	$1,420	$1,420,895
		3,443,715
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	630	662,987
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	615	624,963
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	495	520,680
		1,808,630
Michigan — 3.0%
City of Detroit Michigan, Sewage Disposal System, Refunding RB:
Second Lien, Series B (AGM), 7.50% 7/01/33	560	601,171
Senior Lien, Series A, 5.00%, 7/01/32	545	493,907
Senior Lien, Series A, 5.25%, 7/01/39	1,970	1,811,336
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,684,032
		4,590,446
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	87,901
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	293,097
New Jersey — 2.5%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,344,223
New Jersey EDA, Refunding, Special Assessment Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	772,244
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38	455	472,144
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	845	888,247
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	175	185,733
5.00%, 5/01/43	185	194,424
		3,857,015
New York — 5.8%
City of New York IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,000	1,004,700
New York City Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (f)	4,000	4,334,840
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	444,935
New York State Dormitory Authority, RB:
New York University, Series A, 5.25%, 7/01/48	1,000	1,067,620
Series F, 5.00%, 3/15/35	530	547,639
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/38	600	567,006
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	782,947
		8,749,687

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$480	$486,979
North Carolina Medical Care Commission, Refunding RB, Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	260	274,350
		761,329
Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	2,295	1,787,346
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,700,058
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,009,270
		5,496,674
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	90	94,414
Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 7.85%, 8/01/38 (a)	1,490	221,593
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (e)	615	612,146
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	75	76,190
		688,336
Texas — 7.8%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)	1,500	22,485
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	730	746,396
Senior Lien, Series A, 5.00%, 1/01/33	35	33,948
Sub-Lien, 5.00%, 1/01/33	125	113,378
Sub-Lien, 5.00%, 1/01/42	110	94,993
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	554,158
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	274,448
City of Houston Texas Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A, 6.88%, 5/15/41	200	222,222
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,000	1,043,580
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	778,078
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 5.01%, 9/15/37 (a)	5,200	1,595,828
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,583,279
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	125	125,183
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,061,082
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	2,290	2,447,895

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$1,000	$1,091,400
		11,788,353
Utah — 0.7%
University of Utah, RB, General, Series A, 5.00%, 8/01/43	220	230,360
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	700	526,603
3.25%, 10/15/42	425	303,042
		1,060,005
Virginia — 2.9%
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.38%, 12/01/26	1,600	1,415,168
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,011,700
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,875	1,941,394
		4,368,262
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (e)	1,020	1,067,226
Wisconsin — 0.8%
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	135	145,055
5.00%, 7/01/30	170	180,982
5.00%, 7/01/31	365	386,495
5.00%, 7/01/37	445	456,641
		1,169,173
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	100	100,581
Total Municipal Bonds — 70.4%		106,964,026

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 4.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,171,802
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	840	899,581
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	3,225	3,369,351
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	617,150
		6,057,884
Colorado — 3.1%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiatives, 5.50%, 7/01/34 (h)	740	810,252
Sisters of Leavenworth Health System, 5.00%, 1/01/40	3,930	3,946,270
		4,756,522
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,022,288

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 4.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (h)	$4,995	$5,005,839
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,506,374
		7,512,213
Indiana — 8.1%
Carmel Redevelopment Authority, RB, Performing Arts Center:
4.75%, 2/01/33	5,365	5,446,065
5.00%, 2/01/33	6,580	6,921,963
		12,368,028
Massachusetts — 6.6%
Massachusetts HFA, Refunding, HRB, Series D, AMT, 5.45%, 6/01/37	5,090	5,097,980
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	4,711	4,921,518
		10,019,498
Nebraska — 3.3%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/36 (h)	5,000	5,014,450
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	660	717,471
New York — 24.2%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (h)	6,509	6,895,428
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series CC, 5.00%, 6/15/47	4,780	4,963,600
Series FF-2, 5.50%, 6/15/40	495	529,894
Series HH, 5.00%, 6/15/31 (h)	2,835	3,038,425
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,135	6,402,425
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	2,220	2,369,917
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	11,240	12,596,780
		36,796,469
North Carolina — 10.4%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.75%, 12/01/34	15,170	15,745,547

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio — 3.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	$4,634	$5,061,973
South Carolina — 1.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,203	2,266,225
Texas — 10.2%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	2,122	2,279,099
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,210,529
New Caney ISD, GO, School Building, 5.00%, 2/15/35 (h)	9,150	9,701,471
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	2,175	2,303,748
		15,494,847
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	960	972,685
Virginia — 0.7%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,011,936
Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39 (h)	1,989	2,042,025
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 84.1%		127,860,061
Total Long-Term Investments (Cost — $234,466,942) — 154.5%		234,824,087

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i) (j)	2,906,749	2,906,749
Total Short-Term Securities (Cost — $2,906,749) — 1.9%		2,906,749
Total Investments (Cost — $237,373,691) — 156.4%		237,730,836
Liabilities in Excess of Other Assets — (1.8)%		(2,732,621)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (54.6%)		(83,025,334)
Net Assets — 100.0%		$151,972,881

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$2,117,330	$42,444
(f)	Variable rate security. Rate shown is as of report date.
(g)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(h)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2014 to February 15, 2031 is $24,690,502.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	920,424	1,986,325	2,906,749	$292

(j)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$234,824,087	—	$234,824,087
Short-Term Securities	$2,906,749	—	—	2,906,749
Total	$2,906,749	$234,824,087	—	$237,730,836
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, TOB trust certificates of $82,982,165 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,136,350
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,195,977
		2,332,327
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,687,808
Series C, 5.00%, 1/01/21	2,500	2,881,100
		6,568,908
Arizona — 3.3%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,526,317
5.00%, 7/01/21	5,585	6,508,647
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,670,445
5.25%, 12/01/20	1,000	1,122,290
		10,827,699
California — 16.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	920,836
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,452,950
County of Riverside Asset Leasing Corp. California, RB, Riverside County Hospital Project (NPFGC), 5.36%, 6/01/25 (a)	6,865	3,722,203
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB (a):
6.07%, 1/15/21	12,500	8,124,250
6.17%, 1/15/22	10,000	6,073,600
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport:
5.00%, 1/01/19	540	614,579
5.00%, 1/01/20	550	623,403
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,447,013
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (b)	4,000	4,083,320
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,198,220
State of California, GO, Various Purpose, 5.00%, 11/01/13 (c)	7,050	7,050,000
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,029,600
		54,339,974
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	589,077
4.00%, 12/01/20	580	607,620
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 4.22%, 9/01/22 (a)	4,500	3,111,750
		4,308,447
District of Columbia — 1.6%
Metropolitan Washington Airports Authority, Refunding RB, Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,147,150

Municipal Bonds	Par (000)	Value
Florida — 7.3%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	$5,160	$5,868,674
County of Broward Florida Airport System, Refunding RB, Series P-1, AMT, 4.00%, 10/01/19	1,750	1,901,795
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,418,050
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,565,822
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	581,985
Habitat Community Development District, Special Assessment Bonds, 5.80%, 5/01/25	1,720	1,746,041
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	1,840	1,935,864
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	250	97,648
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	5,000	5,986,500
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 1.00%, 12/31/49 (d)(e)	3,530	2,627,097
		23,729,476
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,695,289
Guam — 0.4%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,378,675
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,406,274
5.00%, 11/15/20	1,440	1,574,899
		2,981,173
Illinois — 15.5%
City of Chicago Illinois, O’Hare International Airport, GARB, Third Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,351,650
5.00%, 1/01/22	7,000	7,531,160
Illinois Finance Authority, RB, Northwestern University, 5.00%, 12/01/21	4,800	4,819,440
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding (AGM), 5.25%, 12/01/20	1,000	1,199,550
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 4.19%, 6/15/22 (a)	13,455	9,407,602
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,409,700
State of Illinois, GO, 5.00%, 7/01/20	5,255	5,772,407
State of Illinois, RB, Series B:
5.00%, 6/15/19 (c)	515	613,705
5.00%, 6/15/20	1,485	1,692,677
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (c)	2,250	2,425,680
		50,223,571
Indiana — 5.1%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,765	2,204,257
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,615,069

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	$600	$699,552
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	11,082,500
		16,601,378
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	5,320	5,157,102
Kansas — 2.4%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 4.02%, 12/01/20 (a)	6,440	4,857,821
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,892,800
		7,750,621
Kentucky — 1.8%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	2,000	2,048,280
Louisville & Jefferson County, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,225,932
5.00%, 12/01/20	1,430	1,642,541
		5,916,753
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	1,999,960
Maryland — 2.1%
Anne Arundel County Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	313,152
5.00%, 7/01/20	500	575,980
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,313,663
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,466,484
University of Maryland, Medical System, 5.00%, 7/01/19	670	768,269
Maryland State and Local Facilities Loan, GO, Series B, 5.00%, 3/15/20	2,000	2,405,980
		6,843,528
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Waste Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,622,580
State of Massachusetts Water Pollution Abatement Trust, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,666
		4,763,246
Michigan — 2.5%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,585	1,746,511
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,066,120
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,152,400
5.00%, 11/01/21	2,000	2,268,800
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	373,939
Series 2-A, 4.00%, 10/15/20	1,205	1,308,678
		7,916,448

Municipal Bonds	Par (000)	Value
Minnesota — 4.1%
Minnesota Higher Education Facilities Authority, RB, University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	$1,250	$1,301,587
State of Michigan Trunk Highway, GO, Series B, 5.00%, 10/01/20	10,000	12,066,700
		13,368,287
Missouri — 4.6%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,415,050
Missouri Development Finance Board, RB, Branson Landing Project, Series A, 5.50%, 6/01/14 (c)	5,000	5,155,350
State of Missouri Health & Educational Facilities Authority, Refunding RB, Series A:
BJC Health System, 5.00%, 5/15/20	5,500	5,863,550
Coxhealth, 5.00%, 11/15/20	500	576,125
		15,010,075
Multi-State — 3.4%
Centerline Equity Issuer Trust (b)(f):
Series A-4-1, 5.75%, 5/15/15	1,000	1,064,600
Series A-4-2, 6.00%, 5/15/19	2,500	2,876,425
Series B-3-1, 6.00%, 5/15/15	4,000	4,259,400
Series B-3-2, 6.30%, 5/15/19	2,500	2,910,175
		11,110,600
Nebraska — 1.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,879,540
Nevada — 2.7%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	577,955
5.00%, 7/01/20	1,000	1,154,620
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,406,900
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,510	1,534,613
		8,674,088
New Hampshire — 1.4%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project, Series B, AMT (NPFGC), 4.75%, 5/01/21	4,350	4,437,435
New Jersey — 4.3%
Middlesex County Improvement Authority, RB, George Street Student Housing Project, Series A, 5.00%, 8/15/14 (c)	1,000	1,038,060
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,782,150
First Mortgage, Winchester, Series A, 4.80%, 11/01/13	265	265,000
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,281,240
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,226,494
Seton Hall University, Series D, 5.00%, 7/01/20	650	750,067
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	3,114,900
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,297,537
		13,755,448
See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 9.3%
New York City Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (h):
7.63%, 8/01/25	$3,885	$4,210,213
7.75%, 8/01/31	5,000	5,418,550
New York Mortgage Agency, Refunding RB, 35th Series, AMT, 4.50%, 10/01/20	4,000	4,078,760
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	8,500	8,821,045
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,025,999
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,631,796
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,021,950
		30,208,313
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,749,500
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,815,600
		7,565,100
Oklahoma — 1.0%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,668,690
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
2.25%, 4/01/14	225	223,792
2.50%, 4/01/15	225	220,939
County of Tulsa Oklahoma Industrial Authority, Education Facilities, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,169,520
		3,282,941
Pennsylvania — 4.5%
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	367,308
4.00%, 7/01/20	465	467,144
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,304,760
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,200,265
4.00%, 10/01/20	1,210	1,229,723
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
5.00%, 7/15/20 (i)	600	657,972
Drexel University, 5.00%, 5/01/20	1,575	1,821,503
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	449,503
2.55%, 4/01/20	850	829,931
2.65%, 10/01/20	865	841,463
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,744,950
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,099,660

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	$995	$1,143,295
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	418,877
		14,576,354
Rhode Island — 0.7%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	2,000	2,162,460
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,330,620
Texas — 12.8%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	881,184
5.75%, 1/01/20	1,140	1,249,303
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,795,950
City of Frisco Texas, GO, Refunding, 3.00%, 2/15/20	2,250	2,406,240
City of Houston Texas, Refunding RB, Subordinate Lien, Series B, 5.00%, 7/01/20	250	290,992
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	3,949,194
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,767,950
New Hope Cultural Education Facilities Corp., RB, Tarleton State University Project, Series A:
4.00%, 4/01/19	345	352,580
4.00%, 4/01/20	415	416,855
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,128,860
5.38%, 1/01/21	5,000	5,744,800
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,488,300
Texas State Turnpike Authority, RB, CAB, 1st Tier, Series A (AMBAC) (a):
4.06%, 8/15/21	7,990	5,842,608
4.69%, 8/15/24	8,450	5,124,502
		41,439,318
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/14 (c)	1,000	1,046,410
Virginia — 5.2%
Charles City County EDA, RB, Waste Management, Inc. Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27 (h)	10,000	10,202,700
Hanover County EDA, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	456,239
Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,399,440
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,725,945
Russell County IDA, Refunding RB, Appalachian Power, Series K, 4.63%, 11/01/21	2,000	2,128,680
		16,913,004

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Washington — 1.5%
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	$250	$293,235
5.00%, 10/01/42 (h)	4,000	4,553,120
		4,846,355
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,178,310
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,727,358
		2,905,668
Total Municipal Bonds — 130.6%		423,993,741

Municipal Bonds Transferred to Tender Option Bond Trusts (j) — 1.7%
Illinois — 1.7%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,518,000
Total Long-Term Investments (Cost — $411,916,483) — 132.3%		429,511,741

Short-Term Securities	Shares	Value
Money Market Funds — 1.5%
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	4,891,505	$4,891,505
	Par (000)
New York — 0.1%
New York City Water & Sewer System, Refunding RB, VRDN (Mizuho Corporate Bank), 0.04%, 11/01/13 (m)	$300	300,000
Total Short-Term Securities (Cost — $5,191,505) — 1.6%		5,191,505
Total Investments (Cost — $417,107,988) — 133.9%		434,703,246
Other Assets Less Liabilities — 1.2%		3,860,276
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.2%)		(3,754,158)
AMPS, at Redemption Value — (33.9%)		(110,100,000)
Net Assets Applicable to Common Shares — 100.0%		$324,709,364

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security is collateralized by municipal or US Treasury obligations.
(h)	Variable rate security. Rate shown is as of report date.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith Inc.	$657,972	$3,996

(j)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,959,251	2,932,254	4,891,505	$1,540

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

(l)	Represents the current yield as of report date.
(m)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$429,511,741	—	$429,511,741
Short-Term Securities	$4,891,505	300,000	—	5,191,505
Total	$4,891,505	$429,811,741	—	$434,703,246
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, TOB trust certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	33

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.2%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$4,080	$4,542,591
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	2,910	2,889,281
		7,431,872
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	10,128,194
5.00%, 12/01/37	7,460	7,490,884
		17,619,078
California — 17.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	4,445	4,777,797
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 12.13%, 6/01/55 (a)	17,855	133,377
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,185,308
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,539,147
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (b)	2,015	1,778,076
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	5,035	4,222,250
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,415	2,144,665
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,315	2,665,399
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	830	746,394
5.00%, 5/15/47	705	621,711
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A:
5.25%, 5/15/39	1,560	1,665,051
5.00%, 5/15/40	11,690	11,918,189
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.97%, 1/15/38 (a)	75,000	14,283,000
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,352,590
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	5,000	4,952,600
Riverside County Transportation Commission, RB, CAB, Senior Lien, Series B (a):
6.64%, 6/01/41	5,000	825,600
6.66%, 6/01/42	6,000	923,400
6.67%, 6/01/43	5,000	718,700
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	2,115	2,233,482
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (a):
5.44%, 8/01/34	3,500	1,149,155
5.51%, 8/01/36	4,000	1,161,520
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,970	5,811,471
6.50%, 4/01/33	20,410	24,304,636
		104,113,518
Colorado — 2.2%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,605,316
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,450	3,210,363

Municipal Bonds	Par (000)	Value
Colorado (concluded)
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	$2,310	$2,434,763
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,586,520
		12,836,962
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,780,894
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,225	2,288,257
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	7,950	7,538,190
		9,826,447
District of Columbia — 4.7%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,539,289
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,149,484
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	990	991,465
5.25%, 10/01/44	2,465	2,496,108
		28,176,346
Florida — 4.9%
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,356,289
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	585,090
5.00%, 6/01/36	125	119,931
5.13%, 6/01/42	1,925	1,850,964
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	3,920	4,002,673
Series B, 5.00%, 7/01/42	4,925	4,979,914
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	5,570	5,860,197
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	5,885	6,471,087
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (c)(d)	3,590	2,674,335
		28,900,480
Georgia — 1.8%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,686,762
Metropolitan Atlanta Rapid Transit Authority, RB, Sale Tax, Third Indenture, Series A, 5.00%, 7/01/39	5,000	5,168,850
Richmond County Development Authority, Refunding RB, International Paper Co. Project, Series A, AMT, 6.00%, 2/01/25	4,000	4,000,440
		10,856,052
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,860,803
Illinois — 12.0%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,088,722
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	11,385	12,802,888

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	$4,435	$4,189,035
5.00%, 1/01/34	4,430	4,161,763
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,675,251
City of Chicago Illinois Waterworks Revenue, Refunding RB, Second Lien Project, 5.00%, 11/01/42	5,625	5,565,544
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,600,762
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	10,882,462
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	1,904,930
Ascension Health, Series A, 5.00%, 11/15/42	3,450	3,444,687
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,336,233
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	413,544
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	4,550	4,559,646
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,155	6,047,534
Series B-2, 5.00%, 6/15/50	3,905	3,752,822
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	973,155
6.00%, 6/01/28	2,245	2,407,089
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,283,189
		71,089,256
Indiana — 4.6%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	2,215	2,071,025
4.00%, 2/01/38	3,555	3,230,500
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,815	1,062,610
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	785,330
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	2,559,276
Sisters of St. Francis Health, 5.25%, 11/01/39	1,655	1,689,110
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	6,305	6,527,566
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	3,695	3,601,849
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,387,962
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	780	814,460
5.00%, 1/15/40	2,490	2,573,340
		27,303,028
Iowa — 2.3%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	2,265	1,911,773
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	1,822,434
5.50%, 12/01/22	4,595	4,392,315
5.25%, 12/01/25	2,125	1,939,764
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,465	3,592,304
		13,658,590

Municipal Bonds	Par (000)	Value
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Series A:
Catholic Health Initiatives, 5.25%, 1/01/45 (e)	$1,915	$1,906,115
Owensboro Medical Health System, 6.38%, 6/01/40	920	969,919
		2,876,034
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	6,535	7,036,104
State of Louisiana Gasoline & Fuels Tax, RB, Second Lien, Series B, 5.00%, 5/01/45	3,550	3,667,256
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,018,016
5.25%, 5/15/31	1,690	1,680,384
5.25%, 5/15/32	2,160	2,137,255
5.25%, 5/15/33	2,345	2,311,138
5.25%, 5/15/35	985	966,295
		19,816,448
Maine — 0.3%
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,715	1,789,637
Maryland — 2.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	865,824
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,235	2,325,607
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	7,865	7,869,955
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,511,812
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	510	518,389
		16,091,587
Massachusetts — 1.1%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	3,535	3,592,267
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	2,780	2,924,226
		6,516,493
Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	3,065	2,777,656
5.25%, 7/01/39	8,665	7,967,121
City of Lansing Michigan, RB, Board of Water & Light, Series A, 5.50%, 7/01/41	2,870	3,077,243
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,756,349
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,093,286
		20,671,655
Mississippi — 2.4%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,032,153

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Missouri — 0.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	$495	$511,895
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,036,933
		2,548,828
Multi-State — 2.8%
Centerline Equity Issuer Trust, 6.80%, 11/15/14 (b)(f)	16,000	16,857,280
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,655,740
5.00%, 9/01/42	2,815	2,751,747
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,392,668
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	620,610
		8,420,765
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,714,528
New Jersey — 9.5%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (c)(d)	3,680	257,122
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.25%, 9/15/29	3,830	3,519,923
7.00%, 11/15/30 (g)	15,410	15,409,075
New Jersey EDA, Refunding, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	8,582,160
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	2,535	2,630,519
5.00%, 1/01/43	8,150	8,339,406
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	8,000	8,421,280
Series B, 5.25%, 6/15/36	4,810	5,056,176
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	985	1,045,410
5.00%, 5/01/43	1,030	1,082,468
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	2,165	2,002,712
		56,346,251
New York — 8.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	1,820	309,436
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (g):
8.00%, 8/01/28	5,000	5,464,450
7.75%, 8/01/31	22,140	23,993,339
New York City Transitional Finance Authority Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,036,217
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,542,488
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	4,775	4,933,912

Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/42	$3,465	$3,546,393
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,723,869
6.00%, 12/01/42	1,960	2,102,159
		50,652,263
North Carolina — 4.4%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	11,223,040
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	10,728,500
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	2,789,985
North Carolina Medical Care Commission, Refunding RB, Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,192,365
		25,933,890
Ohio — 2.9%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,240,701
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	2,475	2,362,709
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,342,254
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,562,374
		17,508,038
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	495	519,280
Pennsylvania — 0.6%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,725	3,792,869
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 7.85%, 8/01/36 (a)	40,000	6,939,200
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	6,704,421
Tennessee — 0.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (e)	2,660	2,647,658
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	415	421,582
		3,069,240
Texas — 17.3%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (c)(d)	4,370	65,506
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,304,557
Senior Lien, Series A, 5.00%, 1/01/33	195	189,140
Sub-Lien, 5.00%, 1/01/33	700	634,914
Sub-Lien, 5.00%, 1/01/42	620	535,413
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,134,954

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	$3,000	$3,293,370
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	16,425	18,672,104
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,895	5,108,324
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,032,666
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	705	706,029
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	3,535	3,461,119
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	1,768,373
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (a):
CAB, Junior Lien, Series H, 6.87%, 11/15/35	5,000	1,128,400
CAB, Senior Lien, Series A, 6.46%, 11/15/38	12,580	2,560,407
Third Lien, Series A-3, 6.97%, 11/15/37	26,120	5,031,496
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	2,120	1,900,559
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
5.27%, 9/15/40	9,780	2,414,682
5.38%, 9/15/41	5,420	1,234,839
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	12,180	13,019,811
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,540	7,257,634
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/29	865	851,783
5.00%, 12/15/32	2,835	2,743,288
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	6,548,400
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,500	7,014,215
		102,611,983
Utah — 1.5%
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	3,940	4,036,845
University of Utah, RB, General, Series A, 5.00%, 8/01/43	1,235	1,293,156
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,940	1,459,443
3.25%, 10/15/42	3,010	2,146,250
		8,935,694
Virginia — 1.9%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	2,240	2,242,307
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,121,999
6.00%, 1/01/37	5,695	5,896,660
		11,260,966
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (e)	4,420	4,624,646

Municipal Bonds	Par (000)	Value
Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	$1,640	$1,713,767
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	740	795,115
5.00%, 7/01/30	935	995,401
5.00%, 7/01/31	2,035	2,154,841
5.00%, 7/01/37	2,470	2,534,616
		8,193,740
Total Municipal Bonds — 127.7%		758,881,215

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit Series C-2, 5.00%, 11/15/36	4,548	4,579,918
California — 5.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,115	5,477,807
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	19,369,850
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,747,455
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,636,178
		33,231,290
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	7,639,368
Series C-7, 5.00%, 9/01/36	4,860	4,891,104
		12,530,472
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,397	9,804,651
Series X-3, 4.85%, 7/01/37	9,366	9,806,255
		19,610,906
Florida — 1.2%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	6,875,781
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	4,426	4,623,719
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	6,770	7,082,571
		11,706,290
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	3,988	4,337,436

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 10.0%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (i)	$3,130	$3,315,313
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,291,766
Series HH, 5.00%, 6/15/31 (i)	16,393	17,571,423
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	20,865	21,774,506
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	12,610	13,461,553
		59,414,561
Texas — 2.2%
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	6,880,356
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	6,001	6,355,168
		13,235,524
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,249,541
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	11,544,629

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$5,459	$5,747,789
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	15,602,977
		21,350,766
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6%		205,667,114
Total Long-Term Investments (Cost — $966,921,318) — 162.3%		964,548,329

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	19,167,561	19,167,561
Total Short-Term Securities (Cost — $19,167,561) — 3.2%		19,167,561
Total Investments (Cost — $986,088,879) — 165.5%		983,715,890
Other Assets Less Liabilities — 0.7%		3,750,054
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.6%)		(122,424,869)
VMTP Shares, at Liquidation Value — (45.6%)		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$594,241,075

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$9,178,419	$184,020
(f)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.
(h)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $25,997,578.

(j)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	2,673,310	16,494,251	19,167,561	$1,811

(k)	Represents the current yield as of report date.
•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(182)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$23,179,406	$(14,417)

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$964,548,329	—	$964,548,329
Short-Term Securities	$19,167,561	—	—	19,167,561
Total	$19,167,561	$964,548,329	—	$983,715,890
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(14,417)	—	—	$(14,417)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$248,246	—	—	$248,246
Cash pledged for financial futures contracts	323,000	—	—	323,000
Liabilities:
TOB trust certificates	—	$(122,400,226)	—	(122,400,226)
VMTP Shares	—	(270,800,000)	—	(270,800,000)
Total	$571,246	$(393,200,226)	—	$(392,628,980)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	39

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 154.6%
Corporate — 5.5%
County of Beaver IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$200	$203,360
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	228,602
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	600	733,914
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A AMT:
Amtrak Project, 5.00%, 11/01/41	160	153,037
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	180	186,172
		1,505,085
County/City/Special District/School District — 15.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	175,629
5.00%, 5/01/42	450	402,395
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	370	398,094
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	125	137,076
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	160	142,910
4.00%, 8/15/42	100	87,950
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	100	100,567
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	100	103,204
Falls Township Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	200	206,570
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	600	646,794
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	767,046
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	107,341
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM):
5.00%, 4/01/41	155	156,710
Series A, 4.00%, 4/01/35	150	136,293
Series A, 4.00%, 4/01/38	110	94,306
Series A, 4.00%, 4/01/41	40	34,170
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	310	320,999
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	250	256,680
		4,274,734
Education — 25.4%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	109,672
5.00%, 8/15/25	100	108,347
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	205,418
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	436,958
Villanova University, 5.25%, 12/01/31	100	106,243
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/35	100	92,871

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (concluded)
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	$150	$151,452
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	265	239,947
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,025,570
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	1,180	1,223,648
La Salle University, 5.00%, 5/01/37	140	134,212
State System of Higher Education, Series AL, 5.00%, 6/15/35	100	103,992
Thomas Jefferson University, 4.00%, 3/01/37	70	62,273
Thomas Jefferson University, 5.00%, 3/01/42	60	60,895
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	500	501,265
Widener University, Series A, 5.25%, 7/15/33 (b)	220	217,182
Widener University, Series A, 5.50%, 7/15/38 (b)	165	162,575
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,046,530
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	215	227,348
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	673,519
		6,889,917
Health — 41.7%
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3, 5.50%, 11/01/31	500	551,940
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	390	443,594
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	183,557
Diakon Lutheran, 6.38%, 1/01/39	500	527,435
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community, Series A, 4.50%, 11/15/36	375	320,239
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	175	175,268
5.00%, 11/15/28	110	108,512
5.00%, 11/15/29	100	98,053
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	544,620
Franklin County IDA Pennsylvania, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	418,785
Geisinger Authority Pennsylvania, RB, Health system Obligated Group:
Series A, 5.25%, 6/01/39	1,000	1,025,210
Series A-1, 5.13%, 6/01/41	1,160	1,182,945
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	215	180,995
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,020,650
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	940	956,102
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/40	1,000	1,002,740

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
Saint Mary Hospital Authority, Refunding RB, Catholic Health East, Series A:
5.00%, 11/15/26	$250	$264,735
5.00%, 11/15/27	175	183,951
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	245	252,656
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	1,250	1,382,700
Union County Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	517,205
		11,341,892
Housing — 16.4%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	390	320,798
3.70%, 10/01/42	640	519,187
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	90	90,095
Series 96-A, AMT, 4.70%, 10/01/37	450	431,271
Series 97-A, AMT, 4.65%, 10/01/31	1,300	1,301,352
Series 99-A, AMT, 5.15%, 4/01/38	210	214,704
Series 110-B, 4.75%, 10/01/39	130	133,570
Series 113, 4.85%, 10/01/37	775	766,312
Series 115-A, AMT, 4.20%, 10/01/33	750	676,605
		4,453,894
State — 24.5%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	825	926,029
5.00%, 6/01/28	2,160	2,410,236
5.00%, 3/15/29	275	307,684
Water Utility & Sewer Improvements, 5.00%, 11/15/24	1,000	1,159,920
Water Utility & Sewer Improvements, 5.00%, 4/01/26	245	282,980
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	500	531,470
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	1,000	1,034,930
		6,653,249
Transportation — 21.6%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,330,856
AMT (AGM), 5.00%, 6/15/37	855	850,255
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	750	773,212
Pennsylvania Turnpike Commission, RB:
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/37	140	143,835
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/42	215	219,287
Senior Lien, Series A, 5.00%, 12/01/42	470	478,220
Series A (AMBAC), 5.25%, 12/01/32	870	877,795
Sub-Series A, 5.13%, 12/01/26	100	107,824
Sub-Series A, 6.00%, 12/01/41	100	108,433
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B, 5.25%, 6/01/24	250	272,958
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	290	306,275
5.00%, 6/01/29	385	403,030
		5,871,980

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Utilities — 3.8%
City of Philadelphia Pennsylvania Gas Works, RB, Ninth Series, 5.25%, 8/01/40	$270	$271,347
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	100	104,873
Series C (AGM), 5.00%, 8/01/40	350	355,989
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	30	30,965
Delaware County Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	70	73,844
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	184,602
		1,021,620
Total Municipal Bonds in Pennsylvania — 154.6%		42,012,371

Guam — 0.6%
State — 0.6%
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	150	157,019
Total Municipal Bonds — 155.2%		42,169,390

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Pennsylvania — 5.2%
Education — 3.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	850	900,762
Health — 1.9%
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.13%, 6/01/34	500	512,530
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania — 5.2%		1,413,292
Total Long-Term Investments (Cost — $42,948,313) — 160.4%		43,582,682

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (d)(e)	294,385	294,385
Total Short-Term Securities (Cost — $294,385) — 1.1%		294,385
Total Investments (Cost — $43,242,698) — 161.5%		43,877,067
Other Assets Less Liabilities — 1.0%		274,362
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.5%)		(675,118)
VRDP Shares, at Liquidation Value — (60.0%)		(16,300,000)
Net Assets Applicable to Common Shares — 100.0%		$27,176,311

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	41

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith Inc.	$379,757	$2,467
(c)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
BIF Pennsylvania Municipal Money Fund	1,396,790	(1,102,405)	294,385	—

(e)	Represents the current yield as of report date.
•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(14)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$1,783,031	$(2,093)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$43,582,682	—	$43,582,682
Short-Term Securities	$294,385	—	—	294,385
Total	$294,385	$43,582,682	—	$43,877,067
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,093)	—	—	$(2,093)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,251	—	—	$14,251
Cash pledged for financial futures contracts	25,000	—	—	25,000
Liabilities:
TOB trust certificates	—	$(675,000)	—	(675,000)
VRDP Shares	—	(16,300,000)	—	(16,300,000)
Total	$39,251	$(16,975,000)	—	$(16,935,749)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	43

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 1.2%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$655	$729,263
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	465	461,689
		1,190,952
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	660	620,209
5.00%, 6/01/46	530	364,603
		984,812
Arizona — 1.7%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,004,140
San Luis Facility Development Corp., RB, Senior Lien Project, Regional Detention Center Project:
6.25%, 5/01/15	90	87,790
7.00%, 5/01/20	210	190,892
7.25%, 5/01/27	420	337,546
		1,620,368
California — 9.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	720	773,906
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 12.13%, 6/01/55 (a)	3,095	23,120
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,164,873
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	412,032
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (b)	325	286,787
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	810	679,250
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	390	346,343
California State Public Works Board, RB:
Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	915	968,985
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	431,760
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	250	266,835
Senior, 5.00%, 5/15/40	1,875	1,911,600
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	340	359,047
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	935,448
6.50%, 4/01/33	650	774,033
		9,334,019
Colorado — 2.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	680	744,736
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	370	389,984
Park Creek Metropolitan District, Refunding RB, Senior, Limited Property Tax, 5.50%, 12/01/37	440	449,829
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	339,811
		1,924,360

Municipal Bonds	Par (000)	Value
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$820	$843,313
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	1,280	1,213,696
		2,057,009
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	691,042
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	160,237
5.25%, 10/01/44	1,000	1,012,620
		1,863,899
Florida — 7.2%
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT, Series A, 7.13%, 4/01/30	1,500	1,504,245
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	630	643,287
Series B, 5.00%, 7/01/42	790	798,809
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	925	973,192
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	950	1,044,610
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	1,465	1,203,351
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	785	713,636
		6,881,130
Georgia — 1.5%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	270,904
Metropolitan Atlanta Rapid Transit Authority, RB, Sale Tax, Third Indenture, Series A, 5.00%, 7/01/39	1,095	1,131,978
		1,402,882
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	457,083
Illinois — 15.6%
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	335,415
City of Chicago Illinois, GARB, O’Hare International Airport Third Lien:
Series A, 5.63%, 1/01/35	800	830,232
Series A, 5.75%, 1/01/39	1,500	1,562,370
Series C, 6.50%, 1/01/41	1,855	2,086,022
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,430	1,343,413
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	271,380
City of Chicago Illinois Waterworks Revenue, Refunding RB, Second Lien Project, 5.00%, 11/01/42	915	905,328
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	257,172
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	306,598
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,639,425
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	127,583
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	730	731,548
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 6.05%, 6/15/44 (a)	2,980	480,346
Series B (AGM), 5.00%, 6/15/50	990	972,715

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (concluded):
Series B-2, 5.00%, 6/15/50	$785	$754,408
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	192,432
6.00%, 6/01/28	940	1,007,868
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	206,966
		15,011,221
Indiana — 5.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	355	331,925
4.00%, 2/01/38	570	517,970
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	124,939
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	409,660
Sisters of St. Francis Health, 5.25%, 11/01/39	270	275,565
Wastewater Utility (CWA Authority Project), First Lien, 5.25%, 10/01/38	1,020	1,056,006
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	595	580,000
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	1,061,283
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	388,738
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	125	130,522
5.00%, 1/15/40	400	413,388
		5,289,996
Iowa — 2.1%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	365	308,078
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	290,814
5.50%, 12/01/22	730	697,800
5.25%, 12/01/25	145	132,360
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	565	585,758
		2,014,810
Kentucky — 3.7%
Kentucky Economic Development Finance Authority, RB, Series A:
Catholic Health Initiatives, 5.25%, 1/01/45 (c)	310	308,562
Owensboro Medical Health System, 6.38%, 6/01/40	200	210,852
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 4.53%, 10/01/24 (a)	5,000	3,066,150
		3,585,564
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, Series A-1, 6.50%, 11/01/35	1,055	1,135,897
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	575	593,992
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	326,144

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (concluded):
5.25%, 5/15/31	$270	$268,464
5.25%, 5/15/32	345	341,367
5.25%, 5/15/33	375	369,585
5.25%, 5/15/35	160	156,962
		3,192,411
Maine — 1.1%
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,000	1,043,520
Maryland — 3.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	136,709
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,040,540
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,185	1,185,747
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	724,831
		3,087,827
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	570	599,845
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	570	579,234
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	445	468,087
		1,647,166
Michigan — 5.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	495	448,594
5.25%, 7/01/39	1,925	1,769,960
City of Lansing Michigan, RB, Board of Water & Light, Series A, 5.50%, 7/01/41	465	498,578
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	444,078
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	483,840
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,202,880
		4,847,930
Missouri — 0.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	82,730
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	330,314
		413,044
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	267,387
5.00%, 9/01/42	455	444,776
Douglas County Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	744,732
		1,456,895
Nevada — 1.0%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	911,821
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey — 8.0%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	$645	$45,066
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,090	1,039,151
5.25%, 9/15/29	145	133,261
New Jersey EDA, Refunding, Special Assessment Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	693,544
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	410	425,449
Series A, 5.00%, 1/01/43	1,625	1,662,765
Series E, 5.25%, 1/01/40	1,355	1,422,316
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	575	605,280
Series B, 5.25%, 6/15/36	775	814,664
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	160	169,813
5.00%, 5/01/43	165	173,405
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	540	499,522
		7,684,236
New York — 9.6%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	315	53,556
City of New York New York IDA, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,000	1,004,700
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	3,000	3,251,130
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	807,052
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	407,857
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	2,145	2,216,386
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	560	606,878
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	442,292
6.00%, 12/01/42	395	423,649
		9,213,500
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	446,398
North Carolina Medical Care Commission, Refunding RB, Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	185	195,210
		641,608
Ohio — 2.0%
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	867,504
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,009,270
		1,876,774

Municipal Bonds	Par (000)	Value
Oregon — 0.8%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	$80	$83,924
Oregon State Facilities Authority, RB, 5.00%, 7/01/44	715	720,455
		804,379
Pennsylvania — 0.6%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	600	610,932
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,080,186
Tennessee — 0.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45 (c)	430	428,005
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	65	66,031
		494,036
Texas — 16.9%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	730	10,943
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	695,273
Senior Lien, Series A, 5.00%, 1/01/33	30	29,099
Sub-Lien, 5.00%, 1/01/33	115	104,307
Sub-Lien, 5.00%, 1/01/42	100	86,357
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	501,382
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	485	532,428
City of Houston Texas Utility System, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,103,491
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	785	819,210
Clifton Higher Education Finance Corp., RB, Series B, 6.00%, 8/15/43	230	238,593
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 5.01%, 9/15/37 (a)	4,935	1,514,502
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,446,593
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	115	115,168
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	565	553,191
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	465	402,099
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 6.46%, 11/15/38 (a)	4,750	966,767
La Joya Independent School District, GO, Refunding, 4.00%, 2/15/32	1,400	1,401,988
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	500	532,590
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, 4.00%, 6/01/30	340	304,807
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 6.04%, 9/01/37 (a)	640	154,970
North Texas Tollway Authority, Refunding RB, Second Tier System, Series F, 6.13%, 1/01/31	1,025	1,095,674

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$1,000	$1,091,400
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	539,555
		16,240,387
Utah — 0.9%
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	635	650,608
University of Utah, RB, General, Series A, 5.00%, 8/01/43	195	204,183
		854,791
Virginia — 6.4%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	355	355,366
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,002,240
University of Virginia, Refunding RB, 5.00%, 6/01/40	2,500	2,680,425
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	250	247,385
6.00%, 1/01/37	1,845	1,910,331
		6,195,747
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45 (c)	715	748,105
Wisconsin — 3.3%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group, Series A, 5.00%, 11/15/31	2,000	2,120,060
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	120	128,937
5.00%, 7/01/30	150	159,690
5.00%, 7/01/31	330	349,434
5.00%, 7/01/37	395	405,333
		3,163,454
Wyoming — 1.7%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,050,572
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	95,552
5.38%, 1/01/42	500	532,855
		1,678,979
Total Municipal Bonds — 126.2%		121,505,833

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit Series C-2, 5.00%, 11/15/36	760	764,997
California — 5.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	855	915,645
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,102,937

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$740	$780,693
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	617,149
		5,416,424
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,216,268
Series C-7, 5.00%, 9/01/36	780	784,992
		2,001,260
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,648,016
Series X-3, 4.85%, 7/01/37	1,541	1,613,422
		3,261,438
Massachusetts — 3.0%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	720	752,334
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,980	2,071,417
		2,823,751
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	645	701,164
New York — 7.0%
Hudson Yards Infrastructure Corp., RB, Senior, Series A, 5.75%, 2/15/47 (h)	500	529,603
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution, Series FF-2, 5.50%, 6/15/40	510	545,951
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	3,375	3,522,116
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	2,030	2,167,086
		6,764,756
Tennessee — 1.4%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,280	1,357,427
Texas — 4.6%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	2,142	2,300,600
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,117,411
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	975	1,032,715
		4,450,726
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,170,262
Virginia — 2.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,913,386

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$900	$947,438
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,584,344
		3,531,782
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.5%		34,157,373
Total Long-Term Investments (Cost — $154,612,358) — 161.7%		155,663,206
Short-Term Securities	Shares	Value
Money Market Funds — 3.7%
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	3,535,488	$3,535,488
	Par (000)
Pennsylvania — 0.2%
Beaver County IDA, Refunding RB, VRDN, Pennsylvania Electric Co. Project, Series B (UBS LOC), 0.05%, 11/01/13 (k)	$200	200,000
Total Short-Term Securities (Cost — $3,735,488) — 3.9%		3,735,488
Total Investments (Cost — $158,347,846) — 165.6%		159,398,694
Other Assets Less Liabilities — 0.2%		87,055
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.2%)		(20,358,635)
VMTP Shares, at Liquidation Value — (44.6%)		(42,900,000)
Net Assets Applicable to Common Shares — 100.0%		$96,227,114

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co. LLC	$1,484,671	$29,767

(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Variable rate security. Rate shown is as of report date.
(g)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $4,041,631.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at October 31, 2013	Income
FFI Institutional Tax-Exempt Fund	2,349,913	1,185,575	3,535,488	$284

(j)	Represents the current yield as of report date.
(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(29)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$3,693,422	$(2,297)

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)
Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$155,663,206	—	$155,663,206
Short-Term Securities	$3,535,488	200,000	—	3,735,488
Total	$3,535,488	$155,863,206	—	$159,398,694
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,297)	—	—	$(2,297)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$39,328	—	—	$39,328
Cash pledged for financial futures contracts	52,000	—	—	52,000
Liabilities:
TOB trust certificates	—	$(20,353,920)	—	(20,353,920)
VMTP Shares	—	(42,900,000)	—	(42,900,000)
Total	$91,328	$(63,253,920)	—	$(63,162,592)

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	49

Statements of Assets and Liabilities

October 31, 2013 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$385,631,895	$234,824,087	$429,811,741	$964,548,329	$43,582,682	$155,863,206
Investments at value — affiliated[2]	11,390,265	2,906,749	4,891,505	19,167,561	294,385	3,535,488
Cash	115,415	—	—	248,246	14,251	39,328
Cash pledged for financial futures contracts	177,000	—	—	323,000	25,000	52,000
Interest receivable	5,124,166	3,536,963	5,877,083	15,334,013	695,940	2,434,721
Investments sold receivable	3,062,670	521,145	165,000	1,364,020	—	219,500
Variation margin receivable on financial futures contracts	15,625	—	—	28,438	2,188	4,531
Deferred offering costs	88,198	—	—	167,205	103,065	52,637
TOB trust receivable	—	2,500,000	—	—	—	—
Prepaid expenses	6,445	6,688	16,541	16,973	2,906	3,537
Total assets	405,611,679	244,295,632	440,761,870	1,001,197,785	44,720,417	162,204,948

Accrued Liabilities
Investments purchased payable	11,160,902	8,283,529	653,976	9,493,367	377,290	2,050,319
Income dividends payable — Common Shares	1,372,766	832,179	1,259,730	3,360,154	132,087	540,563
Investment advisory fees payable	115,772	115,046	186,103	496,341	22,337	79,903
Officer’s and Trustees’ fees payable	58,609	17,904	44,312	233,342	7,106	13,174
Interest expense and fees payable	4,030	43,169	4,158	24,643	118	4,715
Administration fees payable	49,689	—	—	—	—	—
Other accrued expenses payable	58,766	48,759	52,908	148,637	30,168	35,240
Total accrued liabilities	12,820,534	9,340,586	2,201,187	13,756,484	569,106	2,723,914

Other Liabilities
TOB trust certificates	21,799,254	82,982,165	3,750,000	122,400,226	675,000	20,353,920
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	147,699,254	82,982,165	3,750,000	393,200,226	16,975,000	63,253,920
Total liabilities	160,519,788	92,322,751	5,951,187	406,956,710	17,544,106	65,977,834

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	110,101,319	—	—	—
Net Assets Applicable to Common Shareholders	$245,091,891	$151,972,881	$324,709,364	$594,241,075	$27,176,311	$96,227,114

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,431,531	$191,705,313	$291,109,576	$607,702,270	$28,549,623	$103,518,599
Undistributed net investment income	3,119,921	1,866,312	17,121,140	10,651,265	433,700	1,473,369
Accumulated net realized loss	(5,147,995)	(41,955,889)	(1,116,610)	(21,725,054)	(2,439,288)	(9,813,405)
Net unrealized appreciation/depreciation	8,688,434	357,145	17,595,258	(2,387,406)	632,276	1,048,551
Net Assets Applicable to Common Shareholders	$245,091,891	$151,972,881	$324,709,364	$594,241,075	$27,176,311	$96,227,114
Net asset value per Common Share	$14.28	$11.32	$16.05	$13.28	$13.37	$13.17
[1] Investments at cost — unaffiliated	$376,908,214	$234,466,942	$412,216,483	$966,921,318	$42,948,313	$154,812,358
[2] Investments at cost — affiliated	$11,390,265	$2,906,749	$4,891,505	$19,167,561	$294,385	$3,535,488
[3] Preferred Shares outstanding	1,259	—	4,404	2,708	163	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	—	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,159,580	13,422,247	20,236,628	44,742,403	2,032,115	7,304,904
[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Operations

Six Months Ended October 31, 2013 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest	$10,018,219	$5,927,721	$9,665,385	$26,890,923	$1,051,735	$4,149,954
Income — affiliated	789	292	1,540	1,811	—	284
Total income	10,019,008	5,928,013	9,666,925	26,892,734	1,051,735	4,150,238

Expenses
Investment advisory	705,675	784,558	1,180,188	3,119,351	145,094	501,211
Administration	302,432	—	—	—	—	—
Professional	35,107	29,126	43,977	29,025	21,302	27,809
Accounting services	30,179	10,062	27,737	37,807	5,303	15,836
Remarketing fees on Preferred Shares	—	—	102,448	—	—	—
Transfer agent	16,482	11,254	26,886	26,518	8,175	10,781
Officer and Trustees	14,215	8,562	17,409	35,917	1,555	5,589
Custodian	13,115	6,247	14,797	24,163	3,249	6,869
Printing	6,664	4,388	7,531	11,692	3,184	4,243
Registration	4,638	4,629	4,586	7,794	437	4,577
Miscellaneous	38,388	16,588	35,648	53,070	26,247	34,004
Total expenses excluding interest expense, fees and amortization of offering costs	1,166,895	875,414	1,461,207	3,345,337	214,546	610,919
Interest expense, fees and amortization of offering costs[1]	806,248	318,207	11,099	2,044,054	98,455	336,790
Total expenses	1,973,143	1,193,621	1,472,306	5,389,391	313,001	947,709
Less fees waived by Manager	(757)	(78,848)	(1,781)	(2,123)	(34)	(313)
Total expenses after fees waived	1,972,386	1,114,773	1,470,525	5,387,268	312,967	947,396
Net investment income	8,046,622	4,813,240	8,196,400	21,505,466	738,768	3,202,842

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,733,297)	(1,315,673)	385,470	(1,244,750)	(575,293)	(425,846)
Financial futures contracts	250,288	—	—	421,443	31,964	84,150
	(1,483,009)	(1,315,673)	385,470	(823,307)	(543,329)	(341,696)
Net change in unrealized appreciation/depreciation on:
Investments	(34,060,896)	(18,959,516)	(17,192,974)	(95,509,812)	(3,665,085)	(15,118,576)
Financial futures contracts	263,748	—	—	564,353	54,289	124,541
	(33,797,148)	(18,959,516)	(17,192,974)	(94,945,459)	(3,610,796)	(14,994,035)
Total realized and unrealized loss	(35,280,157)	(20,275,189)	(16,807,504)	(95,768,766)	(4,154,125)	(15,335,731)

Dividends to AMPS shareholders from
Net investment income	—	—	(111,390)	—	—	—
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(27,233,535)	$(15,461,949)	$(8,722,494)	$(74,263,300)	$(3,415,357)	$(12,132,889)
[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	51

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013
Operations
Net investment income	$8,046,622	$16,140,893	$4,813,240	$9,872,508
Net realized gain (loss)	(1,483,009)	4,950,889	(1,315,673)	1,133,269
Net change in unrealized appreciation/depreciation	(33,797,148)	12,247,650	(18,959,516)	8,097,727
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(27,233,535)	33,339,432	(15,461,949)	19,103,504

Dividends to Common Shareholders From
Net investment income	(8,236,096)	(16,870,941)[1]	(4,993,076)	(10,248,277)[1]

Capital Share Transactions
Reinvestment of common dividends	47,723	670,480	—	357,617

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(35,421,908)	17,138,971	(20,455,025)	9,212,844
Beginning of period	280,513,799	263,374,828	172,427,906	163,215,062
End of period	$245,091,891	$280,513,799	$151,972,881	$172,427,906
Undistributed net investment income, end of period	$3,119,921	$3,309,395	$1,866,312	$2,046,148

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$8,196,400	$18,164,482	$21,505,466	$41,559,480
Net realized gain (loss)	385,470	402,157	(823,307)	3,460,265
Net change in unrealized appreciation/depreciation	(17,192,974)	10,245,492	(94,945,459)	36,798,026
Dividends to AMPS shareholders from net investment income	(111,390)	(424,074)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(8,722,494)	28,388,057	(74,263,300)	81,817,771

Dividends to Common Shareholders From
Net investment income	(7,558,381)	(18,455,805)[1]	(20,383,425)	(43,007,944)[1]

Capital Share Transactions
Reinvestment of common dividends	—	—	180,644	1,400,760

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(16,280,875)	9,932,252	(94,466,081)	40,210,587
Beginning of period	340,990,239	331,057,987	688,707,156	648,496,569
End of period	$324,709,364	$340,990,239	$594,241,075	$688,707,156
Undistributed net investment income, end of period	$17,121,140	$16,594,511	$10,651,265	$9,529,224
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$738,768	$1,617,126	$3,202,842	$6,238,936
Net realized gain (loss)	(543,329)	174,030	(341,696)	605,942
Net change in unrealized appreciation/depreciation	(3,610,796)	744,830	(14,994,035)	5,852,341
Dividends to AMPS shareholders from net investment income	—	(8,984)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,415,357)	2,527,002	(12,132,889)	12,697,219

Dividends to Common Shareholders From
Net investment income	(804,718)	(1,764,339)[1]	(3,243,392)	(6,484,152)[1]

Capital Share Transactions
Reinvestment of common dividends	—	54,903	—	81,826

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,220,075)	817,566	(15,376,281)	6,294,893
Beginning of period	31,396,386	30,578,820	111,603,395	105,308,502
End of period	$27,176,311	$31,396,386	$96,227,114	$111,603,395
Undistributed net investment income, end of period	$433,700	$499,650	$1,473,369	$1,513,919
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	53

Statements of Cash Flows

Six Months Ended October 31, 2013 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations, excluding dividends to AMPS shareholders	$(27,233,535)	$(15,461,949)	$ (74,263,300)	$(3,415,357)	$(12,132,889)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	46,337	266,869	(78,045)	61,744	7,471
Decrease in cash pledged for financial futures contracts	29,000	—	105,000	11,000	37,000
(Increase) decrease in prepaid expenses	41,361	2,992	18,894	(1,291)	2,038
(Increase) decrease in variation margin receivable on financial futures contracts	(719)	—	2,031	437	1,750
Decrease in investment advisory fees payable	(8,101)	(11,664)	(57,233)	(3,887)	(9,208)
Decrease in interest expense and fees payable	(8,882)	(48,003)	(75,492)	(2,610)	(10,719)
Decrease in other accrued expenses payable	(15,850)	(18,629)	(64,552)	(8,947)	(15,208)
Increase in Officers and Trustees’ fees payable	1,877	1,014	5,668	174	707
Decrease in administration fees payable	(3,511)	—	—	—	—
Net realized and unrealized loss on investments	35,794,193	20,275,189	96,754,562	4,240,378	15,544,422
Amortization of premium and accretion of discount on investments	(1,033,472)	216,890	(545,378)	91,476	(8,108)
Amortization of deferred offering costs	1,751	—	68,338	1,836	22,560
Proceeds from sales of long-term investments	60,479,376	47,937,348	143,682,351	8,043,620	22,824,582
Purchases of long-term investments	(47,472,444)	(25,805,026)	(84,183,744)	(4,240,555)	(15,362,665)
Net proceeds from sales (purchases) of short-term securities	(6,914,728)	(1,986,325)	(16,494,251)	1,102,405	(1,185,575)
Cash provided by operating activities	13,702,653	25,368,706	64,874,849	5,880,423	9,716,158

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	—	9,200,455	16,731,022	—	3,226,147
Cash payments for TOB trust certificates	(5,399,127)	(30,231,160)	(64,593,810)	(5,049,261)	(10,247,466)
Cash dividends paid to Common Shareholders	(8,188,111)	(4,993,076)	(20,425,486)	(816,911)	(3,243,392)
Cash used for financing activities	(13,587,238)	(26,023,781)	(68,288,274)	(5,866,172)	(10,264,711)

Cash
Net increase (decrease) in cash	115,415	(655,075)	(3,413,425)	14,251	(548,553)
Cash at beginning of period	—	655,075	3,661,671	—	587,881
Cash at end of period	$115,415	—	$248,246	$14,251	$39,328

Cash Flow Information
Cash paid during the period for interest and fees	$813,379	$366,210	$2,051,208	$99,229	$324,949

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$47,723	—	$180,644	—	—

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.35		$15.39	$12.75	$13.68	$11.63	$10.64		$14.73
Net investment income[1]	0.47		0.94	0.98	1.04	1.07	0.50		1.08
Net realized and unrealized gain (loss)	(2.06)		1.00	2.68	(0.93)	1.96	0.94		(3.97)
Dividends to AMPS Shareholders from net investment income	—		—	(0.01)	(0.03)	(0.03)	(0.05)		(0.31)
Net increase (decrease) from investment operations	(1.59)		1.94	3.65	0.08	3.00	1.39		(3.20)
Dividends to Common Shareholders from net investment income	(0.48)		(0.98)[2]	(1.01)[2]	(1.01)[2]	(0.95)[2]	(0.40)[2]		(0.89)[2]
Net asset value, end of period	$14.28		$16.35	$15.39	$12.75	$13.68	$11.63		$10.64
Market price, end of period	$14.30		$16.11	$15.75	$13.08	$14.19	$11.35		$10.25

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.63)%	[4]	12.89%	29.46%	0.49%	26.55%	13.63%	[4]	(22.93)%
Based on market price	(8.15)%	[4]	8.69%	29.15%	(0.61)%	34.50%	15.12%	[4]	(33.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.57%	[6]	1.48%	1.26%	1.08%	1.10%	1.29%	[6]	1.19%
Total expenses after fees waived and paid indirectly[5]	1.57%	[6]	1.48%	1.26%	1.08%	1.10%	1.28%	[6]	1.17%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering cost[5,7]	0.93%	[6]	0.87%	0.99% [8]	1.04%	1.06%	1.20%	[6]	1.07%
Net investment income[5]	6.39%	[6]	5.87%	6.94%	7.83%	8.29%	9.53%	[6]	7.84%
Dividends to AMPS Shareholders	—		—	0.09%	0.23%	0.26%	0.87%	[6]	2.28%
Net investment income to Common Shareholders	6.39%	[6]	5.87%	6.85%	7.60%	8.03%	8.66%	[6]	5.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$245,092		$280,514	$263,375	$217,541	$232,471	$196,811		$180,188
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	$125,950	$125,950	$126,950		$126,950
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	—	—	—		—
Portfolio turnover	13%		33%	47%	38%	43%	26%		26%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	$68,183	$71,147	$63,762		$60,495
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$294,672		$322,807	$309,194	—	—	—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Does not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.85		$12.19	$10.51	$11.27	$9.52	$8.57		$13.72
Net investment income[1]	0.36		0.74	0.75	0.76	0.75	0.34		0.81
Net realized and unrealized gain (loss)	(1.52)		0.68	1.70	(0.79)	1.69	0.94		(5.30)
Net increase (decrease) from investment operations	(1.16)		1.42	2.45	(0.03)	2.44	1.28		(4.49)
Dividends to Common Shareholders from net investment income	(0.37)		(0.76)[2]	(0.77)[2]	(0.73)[2]	(0.69)[2]	(0.33)[2]		(0.66)[2]
Net asset value, end of period	$11.32		$12.85	$12.19	$10.51	$11.27	$9.52		$8.57
Market price, end of period	$10.38		$12.50	$12.27	$10.20	$10.77	$8.79		$8.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(8.78)%	[4]	11.95%	24.09%	(0.18)%	26.81%	15.78%	[4]	(33.64)%
Based on market price	(14.01)%	[4]	8.19%	28.70%	1.37%	31.25%	9.06%	[4]	(26.49)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[5]	1.55%	1.69%	1.81%	1.80%	2.95%	[5]	4.00%
Total expenses after fees waived and before fees paid indirectly	1.42%	[5]	1.37%	1.42%	1.43%	1.40%	2.55%	[5]	3.60%
Total expenses after fees waived and paid indirectly	1.42%	[5]	1.37%	1.42%	1.43%	1.40%	2.55%	[5]	3.60%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	1.02%	[5]	0.92%	0.86%	0.78%	0.75%	0.82%	[5]	0.83%
Net investment income	6.13%	[5]	5.80%	6.60%	6.97%	7.07%	7.88%	[5]	6.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$151,973		$172,428	$163,215	$140,510	$150,357	$127,079		$114,382
Portfolio turnover	13%		16%	26%	12%	30%	15%		16%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,				Period January 1, 2009 to April 30, 2009		Year Ended December 31, 2008
			2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$16.85		$16.36	$14.63	$14.51	$12.04	$10.55		$14.79
Net investment income[1]	0.41		0.90	1.02	1.06	1.10	0.35		1.09
Net realized and unrealized gain (loss)	(0.83)		0.52	1.48	(0.15)	2.16	1.41		(4.28)
Dividends to AMPS shareholders from net investment income	(0.01)		(0.02)	(0.02)	(0.04)	(0.04)	(0.02)		(0.30)
Net increase (decrease) from investment operations	(0.43)		1.40	2.48	0.87	3.22	1.74		(3.49)
Dividends to Common Shareholders from net investment income	(0.37)		(0.91)[2]	(0.75)[2]	(0.75)[2]	(0.75)[2]	(0.25)[2]		(0.75)[2]
Net asset value, end of period	$16.05		$16.85	$16.36	$14.63	$14.51	$12.04		$10.55
Market price, end of period	$16.14		$16.64	$16.06	$15.06	$14.89	$12.70		$10.57

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(2.52)%	[4]	8.72%	17.27%	5.96%	26.97%	16.39%	[4]	(24.57)%
Based on market price	(0.73)%	[4]	9.37%	11.83%	6.29%	23.52%	22.54%	[4]	(17.81)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.89%	[6]	0.94%	0.99%	1.03%	1.06%	1.23%	[6]	1.12%
Total expenses after fees waived and paid indirectly[5]	0.89%	[6]	0.94%	0.99%	1.03%	1.06%	1.23%	[6]	1.12%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and income tax[5,7]	0.89%	[6]	0.93%	0.98% [8]	1.02%	1.05%	1.21%	[6]	1.10%
Net investment income[5]	4.98%	[6]	5.38%	6.57%	7.26%	8.08%	9.28%	[6]	8.01%
Dividends to AMPS shareholders	0.07%	[6]	0.13%	0.13%	0.24%	0.28%	0.59%	[6]	2.18%
Net investment income to Common Shareholders	4.91%	[6]	5.25%	6.44%	7.02%	7.80%	8.69%	[6]	5.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$324,709		$340,990	$331,058	$296,082	$293,549	$243,571		$213,472
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$110,100		$161,250	$173,850	$173,850	$173,850	$173,850		$173,850
Portfolio turnover	4%		14%	18%	9%	6%	1%		5%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$98,731		$77,867	$72,607	$67,579	$67,215	$60,027		$55,703
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Does not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense and fees related to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[8]	For the period ended October 31, 2013 and the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.82%, 0.85% and 0.90% respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,						Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
			2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.40		$14.53	$12.16		$13.23	$10.74		$10.08		$14.55
Net investment income[1]	0.48		0.93	0.95		1.01	1.03		0.52		1.12
Net realized and unrealized gain (loss)	(2.14)		0.90	2.39		(1.11)	2.42		0.58		(4.38)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.02)	(0.03)		(0.03)		(0.30)
Net increase (decrease) from investment operations	(1.66)		1.83	3.33		(0.12)	3.42		1.07		(3.56)
Dividends to Common Shareholders from net investment income	(0.46)		(0.96)[2]	(0.96)[2]		(0.95)[2]	(0.93)[2]		(0.41)[2]		(0.91)[2]
Net asset value, end of period	$13.28		$15.40	$14.53		$12.16	$13.23		$10.74		$10.08
Market price, end of period	$13.26		$15.40	$14.83		$12.35	$13.44		$11.10		$8.75

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(10.73)%	[4]	12.84%	28.24%		(1.04)%	32.75%		11.15%	[4]	(25.69)%
Based on market price	(10.87)%	[4]	10.55%	28.87%		(1.07)%	30.49%		32.34%	[4]	(41.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	[6]	1.71%	1.45%	[5]	1.26% [5]	1.26%	[5]	1.44%	[5,6]	1.38%	[5]
Total expenses after fees waived and paid indirectly	1.75%	[6]	1.71%	1.45%	[5]	1.24% [5]	1.15%	[5]	1.26%	[5,6]	1.15%	[5]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.08%	[6]	1.05%	1.14%	[5,8]	1.14[5]	1.07%	[5]	1.15%	[5,6]	0.98%	[5]
Net investment income	6.97%	[6]	6.13%	7.06%	[5]	7.84% [5]	8.37%	[5]	10.48%	[5,6]	8.34%	[5]
Dividends to AMPS shareholders	—		—	0.07%		0.20%	0.23%		0.70%	[6]	2.19%
Net investment income to Common Shareholders	6.97%	[6]	6.13%	6.99%		7.64%	8.14%		9.78%	[6]	6.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$594,241		$688,707	$648,497		$541,097	$587,250		$474,814		$445,289
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$270,875	$270,875		$293,125		$293,125
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800		—	—		—		—
Portfolio turnover	8%		13%	17%		18%	32%		11%		13%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$74,941	$79,201		$65,498		$62,989
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$319,439		$354,323	$339,474		—	—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Does not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,								Period January 1, 2009 to April 30, 2009		Year Ended December 31, 2008
			2013		2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$15.45		$15.07		$13.11		$13.86		$11.87		$10.77		$14.12
Net investment income[1]	0.36		0.80		0.90		0.98		0.92		0.27		0.89
Net realized and unrealized gain (loss)	(2.04)		0.45		1.99		(0.81)		1.83		1.03		(3.36)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]		(0.02)		(0.03)		(0.04)		(0.02)		(0.26)
Net increase (decrease) from investment operations	(1.68)		1.25		2.87		0.14		2.71		1.28		(2.73)
Dividends to Common Shareholders from net investment income	(0.40)		(0.87)[3]		(0.91)[3]		(0.89)[3]		(0.72)[3]		(0.18)[3]		(0.62)[3]
Net asset value, end of period	$13.37		$15.45		$15.07		$13.11		$13.86		$11.87		$10.77
Market price, end of period	$11.86		$15.04		$15.27		$12.99		$13.88		$9.85		$8.42

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(10.65)%	[5]	8.45%		22.57%		1.07%		23.80%		12.28%	[5]	(19.63)%
Based on market price	(18.59)%	[5]	4.19%		25.34%		0.00%		49.41%		19.18%	[5]	(34.53)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22%	[6]	2.09%	[7]	1.72%	[7]	1.56%	[7]	1.60%	[7]	1.63%	[6,7]	1.61%	[7]
Total expenses after fees waived and paid indirectly	2.22%	[6]	2.09%	[7]	1.71%	[7]	1.55%	[7]	1.59%	[7]	1.61%	[6,7]	1.45%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.52%	[6]	1.44%	[7,9]	1.58%	[7,9]	1.43%	[7]	1.57%	[7]	1.61%	[6,7]	1.42%	[7]
Net investment income	5.25%	[6]	5.16%	[7]	6.30%	[7]	7.28%	[7]	6.94%	[7]	7.38%	[6,7]	6.82%	[7]
Dividends to AMPS shareholders	—		0.03%		0.13%		0.25%		0.28%		0.56%		2.17%
Net investment income to Common Shareholders	5.25%	[6]	5.13%		6.17%		7.03%		6.66%		6.82%	[6]	4.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$27,176		$31,396		$30,579		$26,574		$28,038		$24,023		$21,799
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$16,325		$16,325		$16,325		$16,825		$16,825
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,300		$16,300		—		—		—		—		—
Portfolio turnover	8%		14%		34%		17%		19%		8%		45%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$71,828		$65,697		$67,939		$60,696		$57,399
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$266,726		$292,616		—		—		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[7]	Does not reflect the effect of dividends to AMPS shareholders.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[9]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	59

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Six Months Ended October 31, 2013 (Unaudited)		Year Ended April 30,							Period January 1, 2009 to April 30, 2009		Year Ended December 31, 2008
			2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$15.28		$14.43	$12.27		$13.00		$10.95		$9.90		$14.27
Net investment income[1]	0.44		0.85	0.89		0.94		0.96		0.32		1.02
Net realized and unrealized gain (loss)	(2.11)		0.89	2.17		(0.77)		1.96		1.00		(4.32)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.02)		(0.03)		(0.02)		(0.26)
Net increase (decrease) from investment operations	(1.67)		1.74	3.05		0.15		2.89		1.30		(3.56)
Dividends to Common Shareholders from net investment income	(0.44)		(0.89)[2]	(0.89)[2]		(0.88)[2]		(0.84)[2]		(0.25)[2]		(0.81)[2]
Net asset value, end of period	$13.17		$15.28	$14.43		$12.27		$13.00		$10.95		$9.90
Market price, end of period	$12.49		$14.97	$14.38		$11.88		$12.95		$10.15		$8.19

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(10.73)%	[4]	12.29%	25.65%		1.19%		27.36%		13.44%	[4]	(25.70)%
Based on market price	(13.59)%	[4]	10.40%	29.32%		(1.65)%		36.87%		27.11%	[4]	(37.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.90%	[5]	1.84%	1.55%	[6]	1.39%	[6]	1.36%	[6]	1.49%	[5,6]	1.54%	[6]
Total expenses after fees waived and paid indirectly	1.90%	[5]	1.84%	1.55%	[6]	1.39%	[6]	1.36%	[6]	1.48%	[5,6]	1.45%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[7]	1.23%	[5]	1.17%	1.23%	[6,8]	1.28%	[6]	1.26%	[6]	1.40%	[5,6]	1.23%	[6]
Net investment income	6.43%	[5]	5.68%	6.64%	[6]	7.38%	[6]	7.91%	[6]	9.48%	[6]	8.04%	[6]
Dividends to AMPS shareholders	—		—	0.07%		0.19%		0.22%		0.49%		2.02%
Net investment income to Common Shareholders	6.43%	[5]	5.68%	6.57%		7.19%		7.69%		8.99%	[5]	6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$96,227		$111,603	$105,309		$89,481		$94,736		$79,820		$72,188
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$42,975		$42,975		$47,750		$47,750
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900		—		—		—		—
Portfolio turnover	10%		18%	30%		20%		32%		6%		17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$77,055		$80,113		$66,791		$62,803
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$324,306		$360,148	$345,474		—		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Does not reflect the effect of dividends to AMPS shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and/or financial futures contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	61

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the deferred compensation plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple Trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the Trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at October 31, 2013, in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at October 31, 2013.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$38,535,877	$21,799,254	0.08 —	0.35%
BTA	$127,860,061	$82,982,165	0.08 —	0.22%
BKK	$5,518,000	$3,750,000		0.30%
BFK	$205,667,114	$122,400,226	0.08 —	0.33%
BPS	$1,413,292	$675,000	0.09 —	0.11%
BSD	$34,157,373	$20,353,920	0.08 —	0.33%

For the six months ended October 31, 2013, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$ 24,038,020	0.66%
BTA	$ 83,211,830	0.55%
BKK	$ 3,750,000	0.59%
BFK	$148,075,526	0.66%
BPS	$ 3,731,696	0.62%
BSD	$ 23,945,966	0.65%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	63

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Derivative Liabilities
		BKN	BFK	BPS	BSD
	Statements of Assets and Liabilities Location
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(7,922)	$(14,417)	$(2,093)	$(2,297)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2013
Net Realized Gain From	BKN	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$250,288	$421,443	$31,964	$84,150

	Net Change in Unrealized Appreciation/Depreciation on
	BKN	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$263,748	$564,353	$54,289	$124,541

For the six months ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BFK	BPS	BSD
Financial futures contracts:
Average number of contracts sold	50	91	7	15
Average notional value of contracts sold	$6,367,969	$11,589,703	$891,516	$1,846,711

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocate on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus its total accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus its total liabilities.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2014	0.10%

For the six months ended October 31, 2013, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$78,456

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2013, the amounts waived were as follows:

BKN	$757
BTA	$392
BKK	$1,781
BFK	$2,123
BPS	$34
BSD	$313

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2013, the purchase and sale transactions for BKN with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $0 and $2,059,002, respectively.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
BKN	$50,061,003	$63,037,046
BTA	$32,171,459	$48,368,493
BKK	$19,246,277	$72,476,955
BFK	$82,959,725	$144,656,371
BPS	$3,867,845	$8,043,620
BSD	$15,689,613	$22,999,082

7. Income Tax Information:

As of April 30, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD

2014	—	$701,315	—	$2,574,427	—	—
2015	—	—	—	606,017	—	—
2016	—	22,052,642	—	10,207,532	$127,957	—
2017	$2,716,981	6,882,935	—	2,065,704	929,529	$3,887,588
2018	1,174,679	4,821,726	$354,058	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
No expiration date[1]	—	4,257,308	—	—	189,377	—
Total	$3,891,660	$39,667,163	$1,444,429	$17,909,318	$1,833,412	$9,247,397
[1]	Must be utilized prior to losses subject to expiration.
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	65

Notes to Financial Statements (continued)

As of October 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD

Tax cost	$366,429,627	$155,544,353	$413,402,081	$866,194,826	$42,643,034	$138,330,869
Gross unrealized appreciation	$20,533,336	$7,179,214	$21,540,561	$35,316,991	$1,401,172	$5,823,071
Gross unrealized depreciation	(11,740,057)	(7,974,893)	(3,989,396)	(40,196,153)	(842,139)	(5,109,166)
Net unrealized appreciation/depreciation	$8,793,279	$(795,679)	$17,551,165	$(4,879,162)	$559,033	$713,905

8. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states of US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2013, BKN, BTA, BPS and BSD invested a significant portion of their assets in securities in the health sector. BFK and BSD invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting the health or transportation would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

9. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the period shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2013	Year Ended April 30, 2013
BKN	3,264	41,693
BTA	—	28,270
BFK	12,577	91,781
BPS	—	3,536
BSD	—	5,389

Shares issued and outstanding remained constant for BKK for the six months ended October 31, 2013 and the year ended April 30, 2013.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the six months ended October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	$16,300,000	7/01/42

BPS entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the BPS and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013 the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of BPS’s VRDP Shares were tendered for remarketing during the six months ended October 31, 2013.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2013 were as follows:

Rate
BPS	1.03%
SEMI-ANNUAL REPORT	OCTOBER 31, 2013	67

Notes to Financial Statements (continued)

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industries and Financial Market Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the six months ended October 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that a Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2013, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2013 were as follows:

Rate
BKN	1.08%
BFK	1.08%
BSD	1.08%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BKK in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS outstanding as of the six months ended October 31, 2013 were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	M-7	1,468	0.16%	7	Aa1
	W-7	1,468	0.16%	7	Aa1
	F-7	1,468	0.16%	7	Aa1

Dividends on BKK’s AMPS are cumulative at a rate, which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK and BPS for the period were as follows:

	Series	Low	High	Average
BKK	M-7	0.08%	0.36%	0.16%
	W-7	0.08%	0.38%	0.16%
	F-7	0.08%	0.36%	0.15%
BPS	W-7	0.24%	0.38%	0.31%

Since February 13, 2008, the AMPS of BKK and BPS failed to clear any of its auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.08% to 0.38% for the six months ended October 31, 2013. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of the Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK and BPS paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended October 31, 2013, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	5/28/13	82	$2,050,000
	M-7	5/28/13	82	$2,050,000
	W-7	5/23/13	82	$2,050,000
	F-7	8/05/13	413	$10,325,000
	M-7	8/06/13	413	$10,325,000
	W-7	8/01/13	413	$10,325,000
	F-7	9/09/13	98	$2,450,000
	M-7	9/10/13	98	$2,450,000
	W-7	9/12/13	98	$2,450,000
	F-7	10/07/13	89	$2,225,000
	M-7	10/08/13	89	$2,225,000
	W-7	10/10/13	89	$2,225,000

During the year ended April 30, 2013, BKK and BPS announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000
BPS	W-7	7/05/12	653	$16,325,000

As of April 30, 2013, there were no AMPS outstanding on BPS.

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Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on December 2, 2013 to shareholders of record on November 15, 2013 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06500
BSD	$0.07400

Additionally, the Trusts declared dividends on December 2, 2013 payable to Common Shareholders of record on December 13, 2013 as follows:

	Per Common Share
	Tax-Exempt Dividends Declared	Ordinary Dividends Declared
BKN	$0.08000	—
BTA	$0.06200	—
BKK	$0.06225	—
BFK	$0.07510	$0.000310
BPS	$0.06500	$0.001408
BSD	$0.07400	$0.001161

The dividends declared on AMPS, VRDP or VMTP Shares for the period November 1, 2013 to November 30, 2013 were as follows:

	Series	AMPS/VRDP/VMTP Dividends Declared
BKN	W-7	$109,999
BKK	M-7	$3,578
	W-7	$3,582
	F-7	$3,425
BFK	W-7	$236,598
BPS	W-7	$13,571
BSD	W-7	$37,482

On November 7, 2013, BKK announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	12/02/13	132	$3,300,000
	M-7	12/03/13	132	$3,300,000
	W-7	11/29/13	132	$3,300,000

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD” and together with BKN, BTA, BKK, BFK and BPS, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each of BKN, BKK, BFK, BPS and BSD considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of BKN, BFK, BPS and BSD has redeemed 100% of its outstanding AMPS and BKK has redeemed 43.6% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to BKN, BTA, BFK, BPS and BSD, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds.

Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
72	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and, with respect to BKN, BTA, BFK, BPS and BSD, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BKN, BFK and BPS noted that its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of BTA noted that BTA ranked in the second, second and fourth quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board of BSD noted that BSD ranked in the second quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BKN, BTA, BFK, BPS and BSD in that it measures a blend of total return and yield.

The Board of BKK noted that BKK ranked in the fourth quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BKK in that it measures a blend of total return and yield. The Board of BKK and BlackRock reviewed and discussed the reasons for BKK’s underperformance during these periods compared to its Lipper Performance Universe Composite. BKK’s Board was informed that, among other things, BKK has a targeted maturity, and as such is managed to achieve the specific maturity goal.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BKN and BKK noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of each of BFK, BPS and BSD noted that its respective Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile relative to BTA’s Expense Peers. The Board of BTA also noted that BTA’s actual management fee rate ranked in the first quartile relative to BTA’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the refinancing of auction rate preferred securities for BKN, BFK, BPS and BSD; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and
Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10286

VRDP Tender and Paying Agent and
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Citibank, N.A.
New York, NY 10179

VRDP Remarketing Agent
CitiGroup Global Markets, Inc.
New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,022,243	529,801	0	14,918,472	633,573	0	14,990,007	562,037	0
BTA	9,241,771	329,845	0	9,228,728	342,888	0	9,243,147	328,469	0
BKK	18,769,812	358,099	0	18,699,191	428,720	0	18,750,568	377,343	0
BFK	36,029,890	1,011,749	0	35,993,152	1,048,487	0	36,020,887	1,020,752	0
BPS	1,798,986	32,085	0	1,791,266	39,805	0	1,798,986	32,085	0
BSD	5,708,253	290,171	0	5,696,440	301,984	0	5,709,008	289,416	0

	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BKN	15,016,879	535,165	0
BTA	9,242,514	329,102	0
BKK	18,726,328	401,583	0
BFK	35,948,277	1,093,362	0
BPS	1,797,041	34,030	0
BSD	5,709,008	289,416	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK, on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming AMPS at their liquidation preference. The complaint sought, among other things, unspecified damages for losses purportedly suffered by BSD and BFK as a result of the

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (continued)

General Information (concluded)

prior redemptions and injunctive relief preventing BSD and BFK from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative action with another derivative case pending in the same court which asserted essentially the same claims. On the same date, the court also authorized plaintiffs to file an amended consolidated complaint, which they filed on April 16, 2012, asserting substantially the same claims alleged in their original complaints. Defendants filed a motion to dismiss the Consolidated Shareholder Derivative Complaint (the “Consolidated Complaint”) on July 20, 2012. On September 14, 2012, plaintiffs filed an application to hold the Defendants’ motion in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised Defendants they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Complaint without prejudice, subject to approval of the court. The court dismissed the case without prejudice on June 17, 2013.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2013	77

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2013

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI6-10/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 2, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 2, 2014

3